Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended March 31, 2020

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly-traded developer, owner and manager of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s complete portfolio totals 51.8 million square feet and 196 properties, including 10 properties under construction/redevelopment, and consists of 177 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned eight consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current expectations of future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of the COVID-19 global pandemic, including the duration, scope and severity of the pandemic domestically and internationally; federal, state and local government actions or restrictive measures implemented in response to COVID-19, the effectiveness of such measures and the direct and indirect impact of such measures on our and our tenants' businesses, financial condition, results of operation, cash flows, liquidity and performance, and the U.S. and international economy and economic activity generally; whether new or existing actions/or measures continue to result in increasing unemployment that impact the ability of our residential tenants to generate sufficient income to pay, or make them unwilling to pay, rent in full or at all in a timely manner; the health, continued service and availability of our personnel, including our key personnel and property management teams; the effectiveness or lack of effectiveness of government relief in providing assistance to individuals and large and small businesses, including our tenants, that have suffered significant adverse effects from COVID-19; and the extent of construction delays on our development/redevelopment projects due to work-stoppage orders or disruptions in the supply of materials which could result in our failure to meet the development milestones set forth in any applicable lease agreement, delay the commencement or completion of construction and our anticipated lease-up plans for a development/redevelopment project or our overall development pipeline that may cause returns on investment to be less than projected, and/or increase the costs of construction of new or existing projects. In addition to the risks specific to COVID-19, other factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 52.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations, income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3352 or
(t) 617.236.3300		investorrelations@bxp.com	mlabelle@bxp.com
(f) 617.236.3311		(t) 617.236.3822
		(f) 617.236.3311	Sara Buda
Vice President, Investor Relations
at 617.236.3429 or
sbuda@bxp.com
(Cover photo: 17Fifty Presidents Street, Reston, VA)

Q1 2020
Table of contents

Q1 2020
Company profile

SNAPSHOT

(as of March 31, 2020)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	196
Total Square Feet (includes unconsolidated joint ventures)	51.8 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	173.1 million
Closing Price, at the end of the quarter	$92.23 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	4.25%
Consolidated Market Capitalization [1]	$28.2 billion
BXP’s Share of Market Capitalization [1,2]	$28.1 billion
Senior Debt Ratings	A- (S&P); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:

•	maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•
invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;

•
maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our tenants and (4) develop and manage our assets in the most sustainable manner possible;

•
be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make new investments at opportune points in time; and

•
foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our customers, as well as the counterparty of choice for real estate industry participants.

MANAGEMENT

Board of Directors		Management
Joel I. Klein	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Owen D. Thomas	Chief Executive Officer	Douglas T. Linde	President
Douglas T. Linde	President	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte		Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan	Chair of Compensation Committee
Karen E. Dykstra		Peter D. Johnston	Executive Vice President, Washington, DC Region
Carol B. Einiger		Bryan J. Koop	Executive Vice President, Boston Region
Diane J. Hoskins		Robert E. Pester	Executive Vice President, San Francisco Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President and Chief Legal Officer
David A. Twardock	Chair of Audit Committee	Michael R. Walsh	Senior Vice President and Chief Accounting Officer
William H. Walton, III

____________________

[1]	For additional detail, see page 25.

[2]	For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q1 2020
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Mar-20	31-Dec-19
Net income attributable to Boston Properties, Inc. common shareholders	$497,496	$140,824
Net income attributable to Boston Properties, Inc. per share - diluted	$3.20	$0.91
FFO attributable to Boston Properties, Inc. common shareholders [1]	$284,062	$289,937
Diluted FFO per share [1]	$1.83	$1.87
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$235,890	$185,828

Selected items:
Revenue	$752,556	$757,501
Recoveries from tenants	$120,942	$121,147
Service income from tenants	$2,972	$3,312
BXP’s Share of revenue [3]	$720,387	$722,647
BXP’s Share of straight-line rent [3]	$31,262	$43,501
BXP’s Share of fair value lease revenue [3,4]	$3,189	$3,298
BXP’s Share of termination income [3]	$2,161	$1,397
Ground rent expense	$3,574	$3,602
Capitalized interest	$14,149	$13,658
Capitalized wages	$2,826	$2,327
Income (loss) from unconsolidated joint ventures	$(369)	$(936)
BXP’s share of FFO from unconsolidated joint ventures [5]	$17,963	$13,554
Net income attributable to noncontrolling interests in property partnerships	$19,486	$16,338
FFO attributable to noncontrolling interests in property partnerships [6]	$37,113	$34,454

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$8,197	$9,843
Below-market rents (included within Other Liabilities)	$34,706	$39,343
Accrued rental income liability (included within Other Liabilities)	$129,567	$125,964

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	4.22	4.10
Interest Coverage Ratio (including capitalized interest) [7]	3.65	3.55
Fixed Charge Coverage Ratio [7]	3.03	2.84
BXP’s Share of Net Debt to BXP’s Share of EBITDAre [8]	6.59	6.38
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	4.8%	5.2%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	5.0%	(0.1)%
FAD Payout Ratio [2]	71.92%	91.12%
Operating Margins [(rental revenue - rental expense)/rental revenue]	64.2%	63.3%
Occupancy of In-Service Properties	92.9%	93.0%

Capitalization:
Consolidated Debt	$12,061,224	$11,811,806
BXP’s Share of Debt [10]	$11,890,196	$11,592,062
Consolidated Market Capitalization	$28,224,392	$35,819,952
Consolidated Debt/Consolidated Market Capitalization	42.73%	32.98%
BXP’s Share of Market Capitalization [10]	$28,053,364	$35,600,208
BXP’s Share of Debt/BXP’s Share of Market Capitalization [10]	42.38%	32.56%
_____________

[1]	For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 5.

[2]	For a quantitative reconciliation of FAD, see page 6. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

[3]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[4]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

[5]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 34.

[6]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 31.

[7]	For a quantitative reconciliation for the three months ended March 31, 2020 and December 31, 2019, see page 29.

[8]	For a quantitative reconciliation for the three months ended March 31, 2020 and December 31, 2019, see page 28.

[9]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 9.

[10]	For a quantitative reconciliation for March 31, 2020, see page 25.

Q1 2020
Consolidated Balance Sheets

(unaudited and in thousands)

	31-Mar-20	31-Dec-19
ASSETS
Real estate	$21,273,137	$21,458,412
Construction in progress	804,179	789,736
Land held for future development	264,893	254,828
Right of use assets - finance leases	237,394	237,394
Right of use assets - operating leases	148,057	148,640
Less accumulated depreciation	(5,209,487)	(5,266,798)
Total real estate	17,518,173	17,622,212
Cash and cash equivalents	660,733	644,950
Cash held in escrows	197,845	46,936
Investments in securities	28,101	36,747
Tenant and other receivables, net	89,431	112,807
Related party note receivable, net	78,800	80,000
Note receivable, net	15,794	15,920
Accrued rental income, net	1,059,677	1,038,788
Deferred charges, net	667,076	689,213
Prepaid expenses and other assets	136,730	41,685
Investments in unconsolidated joint ventures	1,377,338	955,647
Total assets	$21,829,698	$21,284,905

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,919,157	$2,922,408
Unsecured senior notes, net	8,393,009	8,390,459
Unsecured line of credit	250,000	—
Unsecured term loan, net	499,058	498,939
Lease liabilities- finance leases	227,067	224,042
Lease liabilities - operating leases	200,573	200,180
Accounts payable and accrued expenses	293,831	377,553
Dividends and distributions payable	171,026	170,713
Accrued interest payable	82,388	90,016
Other liabilities	366,852	387,994
Total liabilities	13,402,961	13,262,304

Commitments and contingencies	—	—

Redeemable deferred stock units	5,854	8,365
Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at March 31, 2020 and December 31, 2019	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 155,393,455 and 154,869,198 issued and 155,314,555 and 154,790,298 outstanding at March 31, 2020 and December 31, 2019, respectively	1,553	1,548
Additional paid-in capital	6,321,475	6,294,719
Dividends in excess of earnings	(416,740)	(760,523)
Treasury common stock at cost, 78,900 shares at March 31, 2020 and December 31, 2019	(2,722)	(2,722)
Accumulated other comprehensive loss	(55,700)	(48,335)
Total stockholders’ equity attributable to Boston Properties, Inc.	6,047,866	5,684,687

Noncontrolling interests:
Common units of the Operating Partnership	636,572	600,860
Property partnerships	1,736,445	1,728,689
Total equity	8,420,883	8,014,236

Total liabilities and equity	$21,829,698	$21,284,905

Q1 2020
Consolidated Income Statements

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-20	31-Dec-19
Revenue
Lease	$710,111	$706,349
Parking and other	24,504	26,727
Hotel revenue	6,825	11,793
Development and management services	7,879	10,473
Direct reimbursements of payroll and related costs from management services contracts	3,237	2,159
Total revenue	752,556	757,501
Expenses
Operating	127,800	131,246
Real estate taxes	135,019	136,911
Demolition costs	147	762
Hotel operating	6,821	8,318
General and administrative [1]	36,454	32,797
Payroll and related costs from management services contracts	3,237	2,159
Transaction costs	615	569
Depreciation and amortization	171,094	169,897
Total expenses	481,187	482,659
Other income (expense)
Income (loss) from unconsolidated joint ventures	(369)	(936)
Gains (losses) on sales of real estate	410,165	(57)
Gains (losses) from investments in securities [1]	(5,445)	2,177
Interest and other income	3,017	4,393
Losses from early extinguishments of debt	—	(1,530)
Interest expense	(101,591)	(102,880)
Net income	577,146	176,009
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(19,486)	(16,338)
Noncontrolling interest - common units of the Operating Partnership [2]	(57,539)	(16,222)
Net income attributable to Boston Properties, Inc.	500,121	143,449
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$497,496	$140,824

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$3.20	$0.91
Net income attributable to Boston Properties, Inc. per share - diluted	$3.20	$0.91

_____________

[1]
General and administrative expense includes $(5.4) million and $2.2 million and Gains (losses) from investments in securities include $(5.4) million and $2.2 million for the three months ended March 31, 2020 and December 31, 2019, respectively, related to the Company’s deferred compensation plan.

[2]	For additional detail, see page 5.

Q1 2020
Funds from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Mar-20	31-Dec-19
Net income attributable to Boston Properties, Inc. common shareholders	$497,496	$140,824
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	57,539	16,222
Noncontrolling interests in property partnerships	19,486	16,338
Net income	577,146	176,009
Add:
Depreciation and amortization expense	171,094	169,897
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,627)	(18,116)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	18,332	14,458
Corporate-related depreciation and amortization	(469)	(477)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	—	(32)
Gains (losses) on sales of real estate	410,165	(57)
Noncontrolling interests in property partnerships	19,486	16,338
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	316,200	322,897
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	32,138	32,960
FFO attributable to Boston Properties, Inc. common shareholders	$284,062	$289,937

Boston Properties, Inc.’s percentage share of Basic FFO	89.84%	89.79%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.16%	10.21%
Basic FFO per share	$1.83	$1.87
Weighted average shares outstanding - basic	155,011	154,667
Diluted FFO per share	$1.83	$1.87
Weighted average shares outstanding - diluted	155,258	154,992

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Mar-20	31-Dec-19
Basic FFO	$316,200	$322,897
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	316,200	322,897
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	32,092	32,898
Boston Properties, Inc.’s share of Diluted FFO	$284,108	$289,999

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Mar-20	31-Dec-19
Shares/units for Basic FFO	172,549	172,250
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	247	325
Shares/units for Diluted FFO	172,796	172,575
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,538	17,583
Boston Properties, Inc.’s share of shares/units for Diluted FFO	155,258	154,992

Boston Properties, Inc.’s percentage share of Diluted FFO	89.85%	89.81%
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 31.

[3]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 34.

Q1 2020
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	31-Mar-20	31-Dec-19
Net income attributable to Boston Properties, Inc. common shareholders	$497,496	$140,824
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	57,539	16,222
Noncontrolling interests in property partnerships	19,486	16,338
Net income	577,146	176,009
Add:
Depreciation and amortization expense	171,094	169,897
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,627)	(18,116)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	18,332	14,458
Corporate-related depreciation and amortization	(469)	(477)
Less:
Gain on sale of real estate included within income (loss) from unconsolidated joint ventures	—	(32)
Gains (losses) on sales of real estate	410,165	(57)
Noncontrolling interests in property partnerships	19,486	16,338
Preferred dividends	2,625	2,625
Basic FFO	316,200	322,897
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	4,023	9,403
BXP’s Share of hedge amortization [1]	1,435	1,435
BXP’s Share of straight-line ground rent expense adjustment [1,5]	1,017	1,056
Stock-based compensation	17,525	7,705
Non-real estate depreciation	469	477
Unearned portion of capitalized fees from consolidated joint ventures [6]	56	1,300
Less:
BXP’s Share of straight-line rent [1]	31,262	43,501
BXP’s Share of fair value lease revenue [1,7]	3,189	3,298
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	49,943	86,041
BXP’s Share of maintenance capital expenditures [1,8]	20,244	25,457
Hotel improvements, equipment upgrades and replacements	197	148
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$235,890	$185,828

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$169,652	$169,334

FAD Payout Ratio[1] (B÷A)	71.92%	91.12%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 31.

[3]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 34.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[5]
Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 2.

[6]	See page 58 for additional information.

[7]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

[8]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2020
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	31-Mar-20	31-Mar-19
Net income attributable to Boston Properties, Inc. common shareholders	$497,496	$98,105
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	500,121	100,730
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	57,539	11,599
Noncontrolling interest in property partnerships	19,486	18,830
Net income	577,146	131,159
Add:
Interest expense	101,591	101,009
Impairment loss	—	24,038
Depreciation and amortization expense	171,094	164,594
Transaction costs	615	460
Payroll and related costs from management services contracts	3,237	3,395
General and administrative expense	36,454	41,762
Less:
Interest and other income	3,017	3,753
Gains (losses) from investments in securities	(5,445)	2,969
Gains (losses) on sales of real estate	410,165	(905)
Income (loss) from unconsolidated joint ventures	(369)	213
Direct reimbursements of payroll and related costs from management services contracts	3,237	3,395
Development and management services revenue	7,879	9,277
Net Operating Income (NOI)	471,653	447,715
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	28,758	25,349
Less:
Partners’ share of NOI from consolidated joint ventures (after priority allocations and income allocation to private REIT shareholders) [2]	47,661	47,085
BXP’s Share of NOI	452,750	425,979
Less:
Termination income	2,399	6,936
BXP’s share of termination income from unconsolidated joint ventures [1]	—	36
Add:
Partners’ share of termination income from consolidated joint ventures [2]	238	118
BXP’s Share of NOI (excluding termination income)	$450,589	$419,125

Net Operating Income (NOI)	$471,653	$447,715
Less:
Termination income	2,399	6,936
NOI from non Same Properties (excluding termination income) [3]	16,878	10,046
Same Property NOI (excluding termination income)	452,376	430,733
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [2]	47,423	46,967
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [3]	136	580
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	28,758	25,313
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	6,214	1,775
BXP’s Share of Same Property NOI (excluding termination income)	$427,633	$407,884

_____________

[1]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 61.

[2]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 58.

[3]
Pages 19-22 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2020 and therefore are no longer a part of the Company’s property portfolio.

Q1 2020
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	31-Mar-20	31-Mar-19
Net income attributable to Boston Properties, Inc. common shareholders	$497,496	$98,105
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	500,121	100,730
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	57,539	11,599
Noncontrolling interest in property partnerships	19,486	18,830
Net income	577,146	131,159
Add:
Interest expense	101,591	101,009
Impairment loss	—	24,038
Depreciation and amortization expense	171,094	164,594
Transaction costs	615	460
Payroll and related costs from management services contracts	3,237	3,395
General and administrative expense	36,454	41,762
Less:
Interest and other income	3,017	3,753
Gains (losses) from investments in securities	(5,445)	2,969
Gains (losses) on sales of real estate	410,165	(905)
Income (loss) from unconsolidated joint ventures	(369)	213
Direct reimbursements of payroll and related costs from management services contracts	3,237	3,395
Development and management services revenue	7,879	9,277
Net Operating Income (NOI)	471,653	447,715
Less:
Straight-line rent	31,430	22,483
Fair value lease revenue	2,991	6,248
Termination income	2,399	6,936
Add:
Straight-line ground rent expense adjustment [1]	811	855
Lease transaction costs that qualify as rent inducements [2]	2,399	879
NOI - cash (excluding termination income)	438,043	413,782
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	15,415	10,130
Same Property NOI - cash (excluding termination income)	422,628	403,652
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [4]	42,050	42,802
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations and income allocation to private REIT shareholders) [3]	205	641
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	25,020	21,500
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	5,455	1,767
BXP’s Share of Same Property NOI - cash (excluding termination income)	$400,348	$381,224

_____________

[1]
In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $165 and $120 for the three months ended March 31, 2020 and 2019, respectively. As of March 31, 2020, the Company has remaining lease payments aggregating approximately $26.0 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 6.

[3]
Pages 19-22 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2020 and therefore are no longer a part of the Company’s property portfolio.

[4]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 58.

[5]	For a quantitative reconciliation for the three months ended March 31, 2020, see page 61.

Q1 2020
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-20	31-Mar-19	Change	Change	31-Mar-20	31-Mar-19	Change	Change
Rental Revenue [2]	$701,098	$678,744			$16,781	$16,653
Less: Termination income	2,399	6,956			—	—
Rental revenue (excluding termination income) [2]	698,699	671,788	$26,911	4.0%	16,781	16,653	$128	0.8%
Less: Operating expenses and real estate taxes	252,219	246,071	6,148	2.5%	10,885	11,637	(752)	(6.5)%
NOI (excluding termination income) 2, [3]	$446,480	$425,717	$20,763	4.9%	$5,896	$5,016	$880	17.5%

Rental revenue (excluding termination income) [2]	$698,699	$671,788	$26,911	4.0%	$16,781	$16,653	$128	0.8%
Less: Straight-line rent and fair value lease revenue	33,097	28,924	4,173	14.4%	(139)	(109)	(30)	(27.5)%
Add: Lease transaction costs that qualify as rent inducements [4]	2,399	879	1,520	172.9%	—	—	—	—%
Subtotal	668,001	643,743	24,258	3.8%	16,920	16,762	158	0.9%
Less: Operating expenses and real estate taxes	252,219	246,071	6,148	2.5%	10,885	11,637	(752)	(6.5)%
Add: Straight-line ground rent expense [5]	811	855	(44)	(5.1)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$416,593	$398,527	$18,066	4.5%	$6,035	$5,125	$910	17.8%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-20	31-Mar-19	Change	Change	31-Mar-20	31-Mar-19	Change	Change
Rental Revenue [2]	$717,879	$695,397			$34,891	$35,740
Less: Termination income	2,399	6,956			—	25
Rental revenue (excluding termination income) [2]	715,480	688,441	$27,039	3.9%	34,891	35,715	$(824)	(2.3)%
Less: Operating expenses and real estate taxes	263,104	257,708	5,396	2.1%	12,347	12,177	170	1.4%
NOI (excluding termination income) 2, [3]	$452,376	$430,733	$21,643	5.0%	$22,544	$23,538	$(994)	(4.2)%

Rental revenue (excluding termination income) [2]	$715,480	$688,441	$27,039	3.9%	$34,891	$35,715	$(824)	(2.3)%
Less: Straight-line rent and fair value lease revenue	32,958	28,815	4,143	14.4%	3,560	3,978	(418)	(10.5)%
Add: Lease transaction costs that qualify as rent inducements [4]	2,399	879	1,520	172.9%	581	173	408	235.8%
Subtotal	$684,921	$660,505	24,416	3.7%	31,912	31,910	2	—%
Less: Operating expenses and real estate taxes	263,104	257,708	5,396	2.1%	12,347	12,177	170	1.4%
Add: Straight-line ground rent expense [5]	811	855	(44)	(5.1)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$422,628	$403,652	$18,976	4.7%	$19,565	$19,733	$(168)	(0.9)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share 2, [6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-20	31-Mar-19	Change	Change	31-Mar-20	31-Mar-19	Change	Change
Rental Revenue [2]	$77,178	$75,306			$675,592	$655,831
Less: Termination income	238	118			2,161	6,863
Rental revenue (excluding termination income) [2]	76,940	75,188	$1,752	2.3%	673,431	648,968	$24,463	3.8%
Less: Operating expenses and real estate taxes	29,653	28,801	852	3.0%	245,798	241,084	4,714	2.0%
NOI (excluding termination income) 2, [3]	$47,287	$46,387	$900	1.9%	$427,633	$407,884	$19,749	4.8%

Rental revenue (excluding termination income) [2]	$76,940	$75,188	$1,752	2.3%	$673,431	$648,968	$24,463	3.8%
Less: Straight-line rent and fair value lease revenue	5,668	4,226	1,442	34.1%	30,850	28,567	2,283	8.0%
Add: Lease transaction costs that qualify as rent inducements [4]	226	—	226	100.0%	2,754	1,052	1,702	161.8%
Subtotal	71,498	70,962	536	0.8%	645,335	621,453	23,882	3.8%
Less: Operating expenses and real estate taxes	29,653	28,801	852	3.0%	245,798	241,084	4,714	2.0%
Add: Straight-line ground rent expense [5]	—	—	—	—%	811	855	(44)	(5.1)%
NOI - cash (excluding termination income) 2, [3]	$41,845	$42,161	$(316)	(0.7)%	$400,348	$381,224	$19,124	5.0%
___________________

[1]	Includes 100% share of consolidated joint ventures that are a Same Property.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]
For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 7-8.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 6.

[5]
Excludes the straight-line impact of approximately $165 and $120 for the three months ended March 31, 2020 and 2019, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 8.

[6]	BXP’s Share equals (A) + (B) - (C).

Q1 2020
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Mar-20	31-Dec-19
Maintenance capital expenditures	$20,051	$25,818
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures [1]	(1,985)	8,141
Hotel improvements, equipment upgrades and replacements	197	148
Subtotal	18,263	34,107
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	319	637
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,742	472
BXP’s share of repositioning capital expenditures from unconsolidated JVs	1,247	2,024
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	126	998
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs [1]	(802)	3,174
BXP’s Share of Capital Expenditures [2]	$22,247	$33,068

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS [3]

	Three Months Ended
	31-Mar-20	31-Dec-19
Square feet	995,023	1,100,745
Tenant improvements and lease commissions PSF	$71.96	$83.30

___________________

[1]	For the three months ended March 31, 2020, amount includes cost savings for capital expenditures related to repositioning activities at a property in New York City.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]	Includes 100% of unconsolidated joint ventures.

Q1 2020
Acquisitions and dispositions

For the period from January 1, 2020 through March 31, 2020
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)

681, 685 and 701 Gateway (50% nominal ownership interest) [1]	South San Francisco, CA	January 28, 2020	312,828	$280,751	$—	$280,751	100.0%
Platform 16 (55% ownership interest) [2]	San Jose, CA	February 20, 2020	N/A	74,113	—	74,113	N/A
Total Acquisitions			312,828	$354,864	$—	$354,864	100.0%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [3]

601, 611 and 651 Gateway (50% ownership interest) [1]	South San Francisco, CA	January 28, 2020	768,236	$350,000	$—	$217,744
New Dominion Technology Park	Herndon, VA	February 20, 2020	492,601	256,000	253,966	192,292
Total Dispositions			1,260,837	$606,000	$253,966	$410,036

________________

[1]
On January 28, 2020, the Company entered into a joint venture with a third party to own, operate and develop properties at its Gateway Commons complex located in South San Francisco, California. The Company contributed its 601, 611 and 651 Gateway properties and development rights with an agreed upon value aggregating approximately $350.0 million for its 50% interest in the joint venture. The partner contributed three properties (including one property under construction) and development rights with an agreed upon value aggregating approximately $280.8 million at closing and will contribute cash totaling approximately $69.2 million in the future for its 50% ownership interest in the joint venture. As a result of the partner’s deferred contribution, the Company has an initial approximately 55% interest in the joint venture. The Company recognized a gain on the retained and sold interest in the real estate contributed to the joint venture totaling approximately $217.7 million during the three months ended March 31, 2020, as the fair value of the real estate exceeded its carrying value.

[2]
On February 20, 2020, a joint venture in which the Company has a 55% interest acquired the land underlying the ground lease at its Platform 16 project located in San Jose, California for a purchase price totaling approximately $134.8 million. The joint venture had previously made a deposit totaling $15.0 million, which deposit was credited against the purchase price. Platform 16 consists of a parcel of land totaling approximately 5.6 acres that is expected to support the development of approximately 1.1 million square feet of commercial office space.

[3]
Excludes approximately $0.1 million of gains on sales of real estate recognized during the three months ended March 31, 2020 related to gain amounts from sales of real estate occurring in the prior year.

Q1 2020
Construction in progress

as of March 31, 2020
(dollars in thousands)
CONSTRUCTION IN PROGRESS [1]

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]			Amount Drawn at	Estimated Future Equity Requirement [2]			Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing				Percentage Leased [3]
Construction Properties			Location						3/31/20
Office and Retail
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	211,000	$77,622	$97,000	$—		$—	$19,378	63%		65%	1,261
Dock 72 (50% ownership)	Q4 2019	Q3 2021	Brooklyn, NY	670,000	201,569	243,150	125,000		90,578	7,159	33%		34%	756
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	110,493	418,400	—		—	307,907	90%		—%	N/A
100 Causeway Street (50% ownership)	Q2 2021	Q3 2022	Boston, MA	632,000	136,514	267,300	200,000	—	61,218	—	94%		—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	734,000	103,848	198,900	127,500		40,768	8,320	100%		—%	N/A
Reston Gateway	Q4 2022	Q4 2023	Reston, VA	1,062,000	207,516	715,300	—		—	507,784	72%		—%	N/A
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	469,000	76,983	356,100	—		—	279,117	61%		—%	N/A
Total Office Properties under Construction				4,198,000	914,545	2,296,150	452,500		192,564	1,129,665	74%		13%	$2,017

Residential
Hub50House (440 units) (50% ownership)	Q4 2019	Q1 2022	Boston, MA	320,000	139,938	153,500	90,000		77,685	1,247	41%		81%	(35)
The Skylyne (402 units) [6]	Q3 2020	Q1 2022	Oakland, CA	324,000	221,806	263,600	—		—	41,794	—		—%	N/A
Total Residential Properties under Construction				644,000	361,744	417,100	90,000		77,685	43,041	41%		31%	$(35)

Redevelopment Properties
One Five Nine East 53rd (55% ownership)	Q3 2020	Q4 2020	New York, NY	220,000	131,712	150,000	—		—	18,288	96%		—%	N/A
200 West Street [7]	Q1 2021	Q4 2021	Waltham, MA	126,000	5,120	47,800	—		—	42,680	—%		—%	N/A
Total Redevelopment Properties under Construction				346,000	136,832	197,800	—		—	60,968	61%		—%	N/A

Total Properties Under Construction and Redevelopment				5,188,000	$1,413,121	$2,911,050	$542,500		$270,249	$1,233,674	73%	[8]	16%	$1,982

Q1 2020
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2020

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location					3/31/20
17Fifty Presidents Street	Q1 2020	Q1 2020	Reston, VA	275,809	$128,659	$142,900	$—	$—	$14,241	100%	$365
Total Projects Fully Placed In-Service				275,809	$128,659	$142,900	$—	$—	$14,241	100%	$365

_____________

[1]
A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.

[2]	Includes income (loss) and interest carry on debt and equity investment.

[3]	Represents percentage leased as of April 24, 2020, including leases with future commencement dates.

[4]	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

[5]	Amounts represent Net Operating Income (Loss) for the three months ended March 31, 2020. See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[6]	This development is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.

[7]	Represents a portion of the property under redevelopment for conversion to laboratory space.

[8]	Excludes residential units.

Q1 2020
Land parcels and purchase options

as of March 31, 2020

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA	3,137,000
San Jose, CA [2]	2,199,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
San Jose, CA (55% ownership)	1,078,000
San Francisco, CA (50% Ownership)	640,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [2]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Total	13,675,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
San Francisco, CA	820,000
Cambridge, MA	330,000
Total	2,450,000

__________________

[1]	Represents 100%.

[2]	Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on page 21.

Q1 2020
Leasing activity

for the three months ended March 31, 2020

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	3,135,170
Add:
Properties placed (and partially placed) in-service [1]	280,965
Leases expiring or terminated during the period	1,085,416
Total space available for lease	4,501,551

1st generation leases	321,456
2nd generation leases with new tenants	566,136
2nd generation lease renewals	428,887
Total space leased	1,316,479

Vacant space available for lease at the end of the period	3,185,072
Net (increase)/decrease in available space	(49,902)

Second generation leasing information: [2]
Leases commencing during the period (SF)	995,023
Weighted average lease term (months)	99
Weighted average free rent period (days)	108
Total transaction costs per square foot [3]	$71.96
Increase (decrease) in gross rents [4]	62.08%
Increase (decrease) in net rents [5]	93.22%

	All leases (SF)			Incr (decr) in 2nd generation cash rents[8]		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4]	net [5]
Boston	52,399	215,065	267,464	26.03%	43.35%	93,454
Los Angeles	—	17,804	17,804	6.97%	9.78%	34,480
New York	—	263,225	263,225	142.91%	204.67%	131,079
San Francisco	9,469	159,409	168,878	35.99%	49.62%	79,176
Washington, DC	259,588	339,520	599,108	8.12%	12.91%	363,541
Total / Weighted Average	321,456	995,023	1,316,479	62.08%	93.22%	701,730
_____________

[1]	Total square feet of properties placed (and partially placed) in-service in Q1 2020 consists of 5,156 at 145 Broadway and 275,809 at 17Fifty Presidents Street.

[2]
Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 995,023 square feet of second generation leases that commenced in Q1 2020, leases for 756,159 square feet were signed in prior periods.

[3]	Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.

[4]
Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 727,342 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

[5]
Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 727,342 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

[6]	Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.

[7]
Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 244,020.

[8]
Increase in 2nd generation gross and net rents includes the commencement of a retail lease in the New York region that had a significant impact on gross and net rents. Excluding this lease, the increase in second generation gross and net rents for the remaining leases was 3.2% and 3.9% for New York and 16.5% and 25.0% for Total, respectively.

Q1 2020
Portfolio overview

for the three months ended March 31, 2020
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type [1,2]

	Office	Retail	Residential	Hotel	Total
Boston	13,578,012	1,102,400	229,670	330,000	15,240,082
Los Angeles	2,181,318	124,932	—	—	2,306,250
New York	10,471,810	393,397	—	—	10,865,207
San Francisco	7,484,751	321,266	—	—	7,806,017
Washington, DC	8,875,082	667,808	822,436	—	10,365,326
Total	42,590,973	2,609,803	1,052,106	330,000	46,582,882
% of Total	91.43%	5.60%	2.26%	0.71%	100.00%

Rental revenue of in-service properties by unit type [1]

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$671,154	$54,320	$9,229	$6,737	$741,440
Less:
Partners’ share from consolidated joint ventures [4]	69,792	7,785	—	—	77,577
Add:
BXP’s share from unconsolidated joint ventures [5]	42,308	2,498	600	—	45,406
BXP’s Share of Rental revenue [1]	$643,670	$49,033	$9,829	$6,737	$709,269
% of Total	90.75%	6.91%	1.39%	0.95%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, [6]

	CBD	Suburban	Total
Boston	26.31%	7.23%	33.54%
Los Angeles	3.54%	—%	3.54%
New York	23.91%	2.45%	26.36%
San Francisco	18.45%	3.15%	21.60%
Washington, DC	6.15%	8.81%	14.96%
Total	78.36%	21.64%	100.00%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 19-22.

[3]	Excludes approximately $88 of revenue from retail tenants that is included in Retail.

[4]	See page 58 for additional information.

[5]	See page 61 for additional information.

[6]
BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 7.

Q1 2020
Residential and hotel performance

(dollars in thousands)

RESULTS OF OPERATIONS

	Residential [1]		Hotel [2]
	Three Months Ended		Three Months Ended
	31-Mar-20	31-Dec-19	31-Mar-20	31-Dec-19
Rental Revenue [3]	$9,956	$10,203	$6,825	$11,793
Less: Operating expenses and real estate taxes	4,064	4,078	6,821	8,318
Net Operating Income (NOI) [3]	5,892	6,125	4	3,475
Add: BXP’s share of NOI from unconsolidated joint ventures	(35)	(114)	N/A	N/A
BXP’s Share of NOI [3]	$5,857	$6,011	$4	$3,475

Rental Revenue [3]	$9,956	$10,203	$6,825	$11,793
Less: Straight line rent and fair value lease revenue	(133)	153	(6)	(6)
Subtotal	10,089	10,050	6,831	11,799
Less: Operating expenses and real estate taxes	4,064	4,078	6,821	8,318
NOI - cash basis [3]	6,025	5,972	10	3,481
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	(35)	(114)	N/A	N/A
BXP’s Share of NOI - cash basis [3]	$5,990	$5,858	$10	$3,481

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Three Months Ended		Percent
	31-Mar-20	31-Mar-19	Change
The Avant at Reston Town Center (359 units), Reston, VA [3,4]
Average Monthly Rental Rate	$2,419	$2,352	2.85%
Average Rental Rate Per Occupied Square Foot	$2.67	$2.57	3.89%
Average Physical Occupancy	91.46%	90.25%	1.34%
Average Economic Occupancy	90.30%	89.30%	1.12%

The Lofts at Atlantic Wharf (86 units), Boston, MA [3,4]
Average Monthly Rental Rate	$4,510	$4,433	1.74%
Average Rental Rate Per Occupied Square Foot	$5.04	$4.86	3.70%
Average Physical Occupancy	94.96%	94.57%	0.41%
Average Economic Occupancy	94.27%	94.96%	(0.73)%

Signature at Reston (508 units), Reston, VA [3,4,5]
Average Monthly Rental Rate	$2,342	$2,260	3.63%
Average Rental Rate Per Occupied Square Foot	$2.51	$2.47	1.62%
Average Physical Occupancy	82.22%	53.28%	54.32%
Average Economic Occupancy	76.90%	46.35%	65.91%

Proto Kendall Square (280 units), Cambridge, MA [3,4]
Average Monthly Rental Rate	$3,027	$2,705	11.90%
Average Rental Rate Per Occupied Square Foot	$5.56	$5.07	9.66%
Average Physical Occupancy	95.48%	63.45%	50.48%
Average Economic Occupancy	95.15%	58.21%	63.46%

Hub50House (440 units) (50% ownership), Boston, MA [3,6]
Average Monthly Rental Rate	$3,219	N/A	N/A
Average Rental Rate Per Occupied Square Foot	$5.39	N/A	N/A
Average Physical Occupancy	27.80%	N/A	N/A
Average Economic Occupancy	21.60%	N/A	N/A

Boston Marriott Cambridge (437 rooms), Cambridge, MA 2, 4
Average Occupancy	59.60%	80.20%	(25.69)%
Average Daily Rate	$211.35	$221.39	(4.53)%
Revenue Per Available Room	$126.00	$177.63	(29.07)%

Q1 2020
Residential and hotel performance (continued)

_____________

[1]	Includes retail space.

[2]	As a result of COVID-19, the Boston Marriott Cambridge was closed in March 2020.

[3]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[4]	Excludes retail space.

[5]	This property was completed and fully placed in-service on June 7, 2018 and is in its initial lease-up period with expected stabilization in the fourth quarter of 2020.

[6]	This property was 81% placed in-service at March 31, 2020 and is in its initial lease-up period with expected stabilization in the first quarter of 2022.

Q1 2020
In-service property listing

as of March 31, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,766,534	98.4%	$69.88
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,461	99.5%	64.52
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	97.4%	64.05
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	100.0%	68.78
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,823	100.0%	72.98
Prudential Center (retail shops) [3]	CBD Boston MA	1	595,021	98.1%	91.58
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	52.86
The Hub on Causeway - Podium (50% ownership) [4,5]	CBD Boston MA	1	382,497	99.4%	65.14
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	76.70
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,235	100.0%	60.84
Subtotal		10	7,799,360	99.0%	$68.92

145 Broadway [5]	East Cambridge MA	1	488,862	98.5%	$80.66
355 Main Street	East Cambridge MA	1	259,640	99.0%	75.63
90 Broadway	East Cambridge MA	1	223,771	100.0%	70.27
255 Main Street	East Cambridge MA	1	215,394	100.0%	81.25
300 Binney Street	East Cambridge MA	1	195,191	100.0%	58.54
150 Broadway	East Cambridge MA	1	177,226	100.0%	80.69
105 Broadway	East Cambridge MA	1	152,664	100.0%	69.57
250 Binney Street	East Cambridge MA	1	67,362	100.0%	46.44
University Place	Mid-Cambridge MA	1	195,282	100.0%	52.78
Subtotal		9	1,975,392	99.5%	$71.88

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,001,136	86.5%	$45.19
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	89.3%	37.46
880 & 890 Winter Street [5]	Route 128 Mass Turnpike MA	2	392,568	84.4%	41.65
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	36.28
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	53.07
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,607	91.6%	40.26
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	96.6%	41.08
10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	98.1%	51.37
77 CityPoint	Route 128 Mass Turnpike MA	1	209,708	93.8%	50.20
200 West Street [5,6]	Route 128 Mass Turnpike MA	1	134,917	100.0%	39.68
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	114,969	100.0%	45.05
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	44.91
195 West Street	Route 128 Mass Turnpike MA	1	63,500	—%	—
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	56.39
191 Spring Street	Route 128 Northwest MA	1	170,997	100.0%	45.36
Lexington Office Park	Route 128 Northwest MA	2	166,775	72.7%	31.32
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	44.95
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	65.47
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.59
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	44.48
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	43.87
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	43.66
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	46.71
Subtotal		30	4,877,256	91.4%	$43.54

Boston Office Total:		49	14,652,008	96.5%	$61.28

Residential
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Boston Residential Total:		2	253,814

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Q1 2020
In-service property listing (continued)

as of March 31, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Boston Total:		52	15,240,082

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,128,600	100.0%	$69.81
Santa Monica Business Park (55% ownership) [4]	West Los Angeles CA	14	1,103,246	91.8%	58.58
Santa Monica Business Park Retail (55% ownership) [3,4]	West Los Angeles CA	7	74,404	92.3%	62.85
Subtotal		27	2,306,250	95.9%	$64.48

Los Angeles Total:		27	2,306,250	95.9%	$64.48

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,944,155	96.7%	$160.85
399 Park Avenue	Park Avenue NY	1	1,575,809	89.0%	100.55
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,445,155	100.0%	100.88
599 Lexington Avenue	Park Avenue NY	1	1,062,708	97.7%	96.99
Times Square Tower (55% ownership)	Times Square NY	1	1,249,864	96.4%	81.52
250 West 55th Street	Times Square / West Side NY	1	966,965	98.6%	96.23
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,083	96.4%	143.71
Subtotal		7	8,599,739	96.1%	$112.38

510 Carnegie Center	Princeton NJ	1	234,160	100.0%	$37.08
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	35.17
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.04
212 Carnegie Center	Princeton NJ	1	151,547	67.5%	34.84
214 Carnegie Center	Princeton NJ	1	146,979	43.2%	46.32
506 Carnegie Center	Princeton NJ	1	140,312	79.5%	36.82
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	41.37
202 Carnegie Center	Princeton NJ	1	134,068	96.2%	40.30
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	39.63
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.52
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	38.04
502 Carnegie Center	Princeton NJ	1	121,460	100.0%	37.70
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	42.81
104 Carnegie Center	Princeton NJ	1	102,930	55.0%	37.08
103 Carnegie Center	Princeton NJ	1	96,332	68.5%	32.67
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	36.27
302 Carnegie Center	Princeton NJ	1	64,926	89.3%	36.95
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	37.56
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	38.15
Subtotal		18	2,265,468	86.2%	$37.84

New York Total:		25	10,865,207	94.1%	$98.13

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$102.05
Embarcadero Center Four	CBD San Francisco CA	1	940,890	97.5%	80.60
Embarcadero Center One	CBD San Francisco CA	1	821,755	93.6%	76.62
Embarcadero Center Two	CBD San Francisco CA	1	792,696	96.4%	77.74
Embarcadero Center Three	CBD San Francisco CA	1	783,681	98.4%	71.90
680 Folsom Street	CBD San Francisco CA	2	524,793	100.0%	68.24
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	84.51
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	79.10
Subtotal		9	5,617,812	97.9%	$83.01

Q1 2020
In-service property listing (continued)

as of March 31, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
Gateway Commons (55% ownership) [4,5,7]	South San Francisco CA	5	1,065,902	81.6%	$52.55
Mountain View Research Park	Mountain View CA	15	542,289	79.3%	65.48
2440 West El Camino Real	Mountain View CA	1	141,392	87.2%	80.45
453 Ravendale Drive	Mountain View CA	1	29,620	85.8%	48.03
3625-3635 Peterson Way [8]	Santa Clara CA	1	218,366	100.0%	24.17
North First Business Park [8]	San Jose CA	5	190,636	81.1%	25.60
Subtotal		28	2,188,205	83.2%	$51.74

San Francisco Total:		37	7,806,017	93.8%	$75.22

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [4]	East End Washington DC	1	654,145	57.9%	$68.12
901 New York Avenue (25% ownership) [4]	East End Washington DC	1	539,817	71.6%	67.21
601 Massachusetts Avenue	East End Washington DC	1	478,818	98.9%	84.77
Market Square North (50% ownership) [4]	East End Washington DC	1	417,979	79.5%	69.50
Capital Gallery	Southwest Washington DC	1	631,131	94.6%	64.82
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	98.40
1330 Connecticut Avenue	CBD Washington DC	1	253,941	90.1%	71.70
Sumner Square	CBD Washington DC	1	208,892	91.8%	54.80
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,860	98.5%	79.36
Subtotal		9	3,874,414	84.5%	$74.28

South of Market	Reston VA	3	623,271	76.4%	$57.58
Fountain Square	Reston VA	2	505,745	71.3%	54.44
One Freedom Square	Reston VA	1	432,585	87.3%	54.90
Two Freedom Square	Reston VA	1	421,757	84.6%	53.71
One and Two Discovery Square	Reston VA	2	366,990	98.2%	49.93
One Reston Overlook	Reston VA	1	319,519	100.0%	44.21
17Fifty Presidents Street [5]	Reston VA	1	275,809	94.1%	42.73
Reston Corporate Center	Reston VA	2	261,046	100.0%	44.17
Democracy Tower	Reston VA	1	259,441	98.4%	58.78
Fountain Square Retail [3]	Reston VA	1	216,591	91.5%	53.50
Two Reston Overlook	Reston VA	1	134,615	75.3%	42.97
Subtotal		16	3,817,369	87.1%	$51.58

Wisconsin Place Office	Montgomery County MD	1	299,186	93.0%	$57.56
Kingstowne One	Springfield VA	1	151,483	96.0%	38.84
Kingstowne Two	Springfield VA	1	156,089	67.6%	37.49
7601 Boston Boulevard	Springfield VA	1	108,286	100.0%	32.77
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%	24.84
8000 Grainger Court	Springfield VA	1	88,775	—%	—
Kingstowne Retail [3]	Springfield VA	1	88,288	94.3%	37.32
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	16.79
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	29.64
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%	17.31
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%	18.29
8000 Corporate Court	Springfield VA	1	52,539	100.0%	15.80
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%	27.52
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%	22.67
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%	28.24
Annapolis Junction Building Seven (50% ownership) [4]	Anne Arundel County MD	1	127,229	100.0%	35.84
Annapolis Junction Building Eight (50% ownership) [4]	Anne Arundel County MD	1	125,685	—%	—
Annapolis Junction Building Six (50% ownership) [4]	Anne Arundel County MD	1	119,339	75.2%	31.82
Subtotal		18	1,800,386	80.1%	$35.19

Washington, DC Office Total:		43	9,492,169	84.7%	$57.85

Q1 2020
In-service property listing (continued)

as of March 31, 2020

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		45	10,365,326

Total In-Service Properties:		186	46,582,882	92.9%	[9]	$72.22	[9]

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]	This is a retail property.

[4]	This is an unconsolidated joint venture property.

[5]	Not included in the Same Property analysis.

[6]	During the three months ended September 30, 2019, the Company commenced the redevelopment of a portion of 200 West Street. For additional detail, see page 12.

[7]	For additional detail, see page 11.

[8]	Property held for redevelopment.

[9]	Excludes Hotel and Residential properties. For additional detail, see page 17.

Q1 2020
Top 20 tenants listing and portfolio tenant diversification

as of March 31, 2020
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]
1	salesforce.com	3.40%
2	Arnold & Porter Kaye Scholer	2.63%
3	Akamai Technologies	2.08%
4	Biogen	1.71%
5	Shearman & Sterling	1.58%
6	Kirkland & Ellis	1.49%
7	Google	1.43%
8	Ropes & Gray	1.36%
9	WeWork	1.27%
10	Weil Gotshal & Manges	1.23%
11	US Government	1.11%
12	O’Melveny & Myers	1.10%
13	Wellington Management	1.06%
14	Aramis (Estee Lauder)	1.04%
15	Bank of America	0.96%
16	Morrison & Foerster	0.94%
17	Leidos	0.89%
18	Millennium Management	0.89%
19	Mass Financial Services	0.82%
20	Starr Indemnity & Liability Co.	0.80%
	BXP’s Share of Annualized Rental Obligations	27.79%
	BXP’s Share of Square Feet [1]	23.71%
NOTABLE SIGNED DEALS [2]

Tenant	Property	Square Feet
Fannie Mae	Reston Gateway	761,000
Marriott International	7750 Wisconsin Avenue	734,000
Verizon	100 Causeway Street	440,000
Google	325 Main Street	379,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000

TENANT DIVERSIFICATION [1]

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q1 2020
Occupancy by location

as of March 31, 2020

TOTAL IN-SERVICE OFFICE PROPERTIES [1] - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Mar-20	31-Dec-19	31-Mar-20	31-Dec-19	31-Mar-20	31-Dec-19
Boston	99.1%	98.4%	91.4%	90.8%	96.5%	95.9%
Los Angeles	95.9%	96.7%	—%	—%	95.9%	96.7%
New York	96.1%	94.4%	86.2%	87.0%	94.1%	92.9%
San Francisco	97.9%	97.2%	83.2%	83.3%	93.8%	93.7%
Washington, DC	84.5%	85.4%	84.9%	89.1%	84.7%	87.6%
Total Portfolio	95.9%	95.2%	87.0%	88.6%	92.9%	93.0%

SAME PROPERTY OFFICE PROPERTIES [1,2] - Year-over-Year

	CBD		Suburban		Total
Location	31-Mar-20	31-Mar-19	31-Mar-20	31-Mar-19	31-Mar-20	31-Mar-19
Boston	99.1%	98.5%	92.0%	95.6%	96.7%	97.5%
Los Angeles	95.9%	96.0%	—%	—%	95.9%	96.0%
New York	96.1%	94.9%	86.2%	84.3%	94.1%	92.7%
San Francisco	97.9%	91.8%	84.8%	93.6%	95.7%	92.1%
Washington, DC	84.5%	92.8%	84.4%	89.9%	84.5%	91.1%
Total Portfolio	95.8%	95.2%	87.3%	91.2%	93.2%	94.0%

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q1 2020
Capital structure

(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,944,942
Unsecured Line of Credit	250,000
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	8,450,000
Outstanding Principal	12,144,942
Discount on Unsecured Senior Notes	(16,663)
Deferred Financing Costs, Net	(67,055)
Consolidated Debt	$12,061,224
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
University Place	August 1, 2021	6.99%	6.94%	$3,106
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	641,836
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,944,942
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES [1]

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	$850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
				$8,450,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	155,315	155,315	$14,324,702
Common Operating Partnership Units	17,765	17,765	1,638,466
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		173,080	$16,163,168

Consolidated Debt (A)			$12,061,224
Add: BXP’s share of unconsolidated joint venture debt [3]			1,027,547
Less: Partners’ share of consolidated debt [4]			1,198,575
BXP’s Share of Debt [5] (B)			$11,890,196

Consolidated Market Capitalization (C)			$28,224,392
BXP’s Share of Market Capitalization [5] (D)			$28,053,364
Consolidated Debt/Consolidated Market Capitalization (A÷C)			42.73%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			42.38%
_____________

[1]	All unsecured senior notes are rated A- (negative), and Baa1 (stable) by S&P and Moody’s, respectively.

[2]	Values based on March 31, 2020 closing price of $92.23 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.

[3]	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 32.

[4]	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 30.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q1 2020
Debt analysis [1]

as of March 31, 2020
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at March 31, 2020	Letters of Credit	Remaining Capacity at March 31, 2020
Unsecured Line of Credit	$1,500,000	$250,000	$2,457	$1,247,543
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	75.80%	3.55%	3.63%	5.4
Secured Debt	24.20%	3.72%	3.90%	6.1
Consolidated Debt	100.00%	3.59%	3.70%	5.6

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	6.21%	2.07%	2.16%	2.1
Fixed Rate Debt	93.79%	3.69%	3.80%	5.8
Consolidated Debt	100.00%	3.59%	3.70%	5.6

_____________

[1]	Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 32.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q1 2020
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of March 31, 2020 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	43.2%	39.4%
Secured Debt/Total Assets	Less than 50%	13.6%	12.4%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.48	4.48
Unencumbered Assets/ Unsecured Debt	Greater than 150%	253.4%	287.4%

_____________

[1]
Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q1 2020
Net Debt to EBITDAre

(dollars in thousands)
Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash [1]

	Three Months Ended
	31-Mar-20	31-Dec-19
Net income attributable to Boston Properties, Inc. common shareholders	$497,496	$140,824
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	57,539	16,222
Noncontrolling interest in property partnerships	19,486	16,338
Net income	577,146	176,009
Add:
Interest expense	101,591	102,880
Losses from early extinguishments of debt	—	1,530
Depreciation and amortization expense	171,094	169,897
Less:
Gains (losses) on sales of real estate	410,165	(57)
Income (loss) from unconsolidated joint ventures	(369)	(936)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	28,886	24,328
EBITDAre [1]	468,921	475,637
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	47,889	45,356
BXP’s Share of EBITDAre [1] (A)	421,032	430,281
Add:
Stock-based compensation expense	17,525	7,705
BXP’s Share of straight-line ground rent expense adjustment [1]	1,017	1,056
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	4,023	9,403
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of straight-line rent [1]	31,262	43,501
BXP’s Share of fair value lease revenue [1]	3,189	3,298
BXP’s Share of EBITDAre – cash [1]	$409,146	$401,646

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,684,128	$1,721,124

Reconciliation of BXP’s Share of Net Debt [1]

	31-Mar-20	31-Dec-19
Consolidated debt	$12,061,224	$11,811,806
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	660,733	644,950
Cash held in escrow for 1031 exchange	151,277	—
Net debt [1]	11,249,214	11,166,856
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,027,547	980,110
Partners’ share of cash and cash equivalents from consolidated joint ventures	115,520	120,791
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	93,811	90,206
Partners’ share of consolidated joint venture debt [3]	1,198,575	1,199,854
BXP’s Share of Net Debt [1] (B)	$11,099,895	$10,977,697

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	6.59	6.38
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended March 31, 2020, see pages 32 and 60.

[3]	For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended March 31, 2020, see pages 30 and 58.

[4]	BXP’s Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q1 2020
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Mar-20	31-Dec-19
BXP’s Share of interest expense [1]	$101,738	$102,752
Less:
BXP’s Share of hedge amortization [1]	1,435	1,435
BXP’s Share of amortization of financing costs [1]	3,349	3,341
Adjusted interest expense excluding capitalized interest (A)	96,954	97,976
Add:
BXP’s Share of capitalized interest [1]	15,204	15,014
Adjusted interest expense including capitalized interest (B)	$112,158	$112,990

BXP’s Share of EBITDAre – cash [1,2] (C)	$409,146	$401,646

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.22	4.10
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.65	3.55
FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Mar-20	31-Dec-19
BXP’s Share of interest expense [1]	$101,738	$102,752
Less:
BXP’s Share of hedge amortization [1]	1,435	1,435
BXP’s Share of amortization of financing costs [1]	3,349	3,341
Add:
BXP’s Share of capitalized interest [1]	15,204	15,014
BXP’s Share of maintenance capital expenditures [1]	20,244	25,457
Hotel improvements, equipment upgrades and replacements	197	148
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$135,224	$141,220

BXP’s Share of EBITDAre – cash [1,2] (B)	$409,146	$401,646
Fixed Charge Coverage Ratio (B÷A)	3.03	2.84

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 28.

Q1 2020
Consolidated joint ventures

as of March 31, 2020
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,217,461	$2,306,892	$5,524,353
Cash and cash equivalents	105,345	163,070	268,415
Other assets	288,090	373,696	661,786
Total assets	$3,610,896	$2,843,658	$6,454,554

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,274,860	$641,167	$2,916,027
Other liabilities	114,212	85,354	199,566
Total liabilities	2,389,072	726,521	3,115,593
Equity:
Boston Properties, Inc.	734,647	867,759	1,602,406
Noncontrolling interests	487,177	1,249,378	1,736,555	[2]
Total equity	1,221,824	2,117,137	3,338,961
Total liabilities and equity	$3,610,896	$2,843,658	$6,454,554

BXP’s nominal ownership percentage	60%	55%

Partners’ share of cash and cash equivalents [3]	$42,138	$73,382	$115,520

Partners’ share of consolidated debt [3,4]	$910,050	$288,525	$1,198,575

_____________

[1]	Certain balances contain amounts that eliminate in consolidation.

[2]	Amount excludes preferred shareholders’ capital of approximately $0.1 million.

[3]	Amounts represent the partners’ share based on their respective ownership percentages.

[4]	Amounts adjusted for basis differentials.

Q1 2020
Consolidated joint ventures (continued)

for the three months ended March 31, 2020
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$69,133	$96,613	$165,746
Straight-line rent	6,927	4,888	11,815
Fair value lease revenue	1,448	109	1,557
Termination income	474	106	580
Total lease revenue	77,982	101,716	179,698
Parking and other	2	1,357	1,359
Total rental revenue [2]	77,984	103,073	181,057
Expenses
Operating	30,700	35,716	66,416
Net Operating Income (NOI)	47,284	67,357	114,641

Other income (expense)
Interest and other income	341	385	726
Interest expense	(21,175)	(5,130)	(26,305)
Depreciation and amortization expense	(19,799)	(20,613)	(40,412)
General and administrative expense	(21)	(81)	(102)
Total other income (expense)	(40,654)	(25,439)	(66,093)
Net income	$6,630	$41,918	$48,548
FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$6,630	$41,918	$48,548
Add: Depreciation and amortization expense	19,799	20,613	40,412
Entity FFO	$26,429	$62,531	$88,960

Partners’ NCI [3]	$1,660	$17,826	$19,486
Partners’ share of depreciation and amortization expense after BXP’s basis differential [3]	8,236	9,391	17,627
Partners’ share FFO [3]	$9,896	$27,217	$37,113

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$4,970	$24,092	$29,062
Depreciation and amortization expense - BXP’s basis difference	72	408	480
BXP’s share of depreciation and amortization expense	11,491	10,814	22,305
BXP’s share of FFO	$16,533	$35,314	$51,847

_____________

[1]	Lease revenue includes recoveries from tenants and service income from tenants.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]
Amounts represent the partners’ share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2020
Unconsolidated joint ventures [1]

as of March 31, 2020
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue [3]	60.00%	$2,961	$—	—	—%	—%
Santa Monica Business Park	55.00%	151,997	163,468	July 19, 2025	4.06%	4.24%
Platform 16	55.00%	93,991	—	—	—%	—%
Gateway Commons	50.00%	348,143	—	—	—%	—%
Colorado Center	50.00%	251,146	274,622	August 9, 2027	3.56%	3.58%
Dock 72	50.00%	95,362	89,290	December 18, 2020	3.65%	4.79%
The Hub on Causeway	50.00%	—	—	—	—%	—%
Podium	50.00%	49,605	85,974	September 6, 2021	3.59%	4.08%
Hub50House	50.00%	54,414	77,154	April 19, 2022	3.35%	3.63%
100 Causeway Street	50.00%	57,079	59,770	September 5, 2023	3.15%	3.36%
Hotel Air Rights	50.00%	9,889	—	—	—%	—%
1001 6th Street	50.00%	42,774	—	—	—%	—%
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	57,003	38,621	April 26, 2023	2.69%	3.24%
Annapolis Junction	50.00%	25,461	—	—	—%	—%
Annapolis Junction Building Six	50.00%	—	6,193	November 17, 2020	3.41%	3.56%
Annapolis Junction Building Seven and Eight	50.00%	—	17,302	June 30, 2020	4.02%	4.17%
1265 Main Street	50.00%	3,636	18,815	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(4,469)	57,743	October 1, 2020	4.85%	4.91%
Wisconsin Place Parking Facility	33.33%	36,446	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(5,688)	31,444	June 6, 2023	4.15%	4.20%
3 Hudson Boulevard [4]	25.00%	84,301	19,948	July 13, 2023	4.97%	5.05%
901 New York Avenue	25.00%	(12,069)	55,864	January 5, 2025	3.61%	3.69%
Metropolitan Square[5]	20.00%	13,130	31,339	May 5, 2020	5.75%	5.81%
		1,355,112
Investments with deficit balances reflected within Other Liabilities		22,226
Investment in Joint Ventures		$1,377,338
Mortgage/Construction Loans Payable, Net			$1,027,547
FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	38.37%	3.49%	4.00%	1.9
Fixed Rate Debt	61.63%	3.96%	4.03%	5.5
Total Debt	100.00%	3.78%	4.02%	4.1

Q1 2020
Unconsolidated joint ventures (continued) [1]

_____________

[1]	Amounts represent BXP’s share based on its ownership percentage.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.

[3]	The property was sold on June 27, 2019.

[4]	The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.

[5]	On April 22, 2020, the joint venture extended the loan maturity to August 5, 2020.

Q1 2020
Unconsolidated joint ventures (continued)

for the three months ended March 31, 2020
(unaudited and dollars in thousands)
RESULTS OF OPERATIONS

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons [2]	Other Joint Ventures [3]	Total Unconsolidated Joint Ventures
Revenue
Lease [4]	$5,281	$4,360	$6,187		$1,938	$4,334	$19,113		$15,409	$7,550	$8,467	$2,058	$74,697
Straight-line rent	397	2,086	270		52	(19)	984		1,254	1,359	406	2,874	9,663
Fair value lease revenue							9		908		40	—	957
Termination income	—	—	—		—	—	—		—	—	—	—	—
Total lease revenue	5,678	6,446	6,457		1,990	4,315	20,106		17,571	8,909	8,913	4,932	85,317
Parking and other	209	480	330		—	123	2,767		2,177	95	1	1,137	7,319
Total rental revenue [5]	5,887	6,926	6,787		1,990	4,438	22,873		19,748	9,004	8,914	6,069	92,636
Expenses
Operating	2,484	3,325	3,112		756	1,806	6,251		7,497	3,797	3,066	3,043	35,137
Net operating income	3,403	3,601	3,675		1,234	2,632	16,622		12,251	5,207	5,848	3,026	57,499

Other income/(expense)
Development and management services revenue	—	—	—		(1)	—	—		—	—	6	—	5
Interest and other income	56	—	98		51	18	172		1	49	—	117	562
Interest expense	(1,424)	(1,653)	(2,072)		(473)	(1,116)	(4,979)		(6,972)	(2,655)	—	(1,239)	(22,583)
Depreciation and amortization expense	(1,139)	(1,776)	(1,410)		(663)	(872)	(5,188)		(8,969)	(3,537)	(5,737)	(2,744)	(32,035)
General and administrative expense	—	(14)	—		—	—	(26)		(152)	(56)	(14)	(2)	(264)
Total other income/(expense)	(2,507)	(3,443)	(3,384)		(1,086)	(1,970)	(10,021)		(16,092)	(6,199)	(5,745)	(3,868)	(54,315)
Net income/(loss)	$896	$158	$291		$148	$662	$6,601		$(3,841)	$(992)	$103	$(842)	$3,184

BXP’s economic ownership percentage	50%	20%	25%		50%	30%	50%		55%	50%	55%

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$448	$32	$73	[6]	$74	$199	$3,301		$(2,113)	$(496)	$57	$(323)	$1,252
Basis differential
Straight-line rent	$—	$—	$—		$—	$—	$444	[7]	$—	$—	$65	$—	$509
Fair value lease revenue	—	—	—		—	—	437	[7]	—	—	(137)	—	300
Depreciation and amortization expense	(46)	3	(26)		(4)	2	(1,894)		5	(19)	(436)	(15)	(2,430)
Total basis differential [8]	(46)	3	(26)		(4)	2	(1,013)	[7]	5	(19)	(508)	(15)	(1,621)
Income/(loss) from unconsolidated joint ventures	402	35	47	[6]	70	201	2,288		(2,108)	(515)	(451)	(338)	(369)
Add:
BXP’s share of depreciation and amortization expense	615	352	803	[6]	335	259	4,488		4,928	1,788	3,606	1,158	18,332
BXP’s share of FFO	$1,017	$387	$850		$405	$460	$6,776		$2,820	$1,273	$3,155	$820	$17,963

Q1 2020
Unconsolidated joint ventures (continued)

_____________

[1]	Annapolis Junction includes three in-service properties and two undeveloped land parcels.

[2]	For additional detail see, page 11.

[3]	Includes 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility, 3 Hudson Boulevard, 540 Madison Avenue and Platform 16.

[4]	Lease revenue includes recoveries from tenants and service income from tenants.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[6]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[7]	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

[8]	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q1 2020
Lease expirations - All in-service properties[1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2020	2,259,552	1,912,073	109,806,176	57.43	110,342,175	57.71	5.19%	[4]
2021	3,094,722	2,772,576	153,417,045	55.33	156,261,216	56.36	7.52%
2022	2,698,688	2,304,783	151,684,092	65.81	153,217,263	66.48	6.25%
2023	2,022,466	1,775,531	117,573,178	66.22	126,032,746	70.98	4.82%
2024	3,589,893	3,246,827	202,595,033	62.40	210,841,329	64.94	8.81%
2025	2,624,204	2,362,568	149,346,072	63.21	163,292,063	69.12	6.41%
2026	3,324,528	2,552,719	191,053,338	74.84	211,570,904	82.88	6.93%
2027	2,040,197	1,798,355	117,932,364	65.58	131,201,753	72.96	4.88%
2028	2,391,850	2,210,021	154,488,795	69.90	175,178,759	79.27	6.00%
2029	2,380,164	2,232,847	148,413,505	66.47	175,030,869	78.39	6.06%
Thereafter	13,211,017	11,082,096	856,221,510	77.26	1,067,658,634	96.34	30.07%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2020	136,254	129,591	9,379,140	72.37	9,383,819	72.41	6.12%	[4]
2021	118,383	109,840	9,172,016	83.50	9,233,097	84.06	5.19%
2022	213,172	186,695	14,887,126	79.74	15,099,339	80.88	8.82%
2023	227,632	220,449	23,202,721	105.25	23,625,094	107.17	10.42%
2024	122,167	113,041	9,540,915	84.40	9,963,375	88.14	5.34%
2025	169,237	165,659	10,164,643	61.36	11,085,241	66.92	7.83%
2026	128,299	107,114	20,836,482	194.53	19,344,230	180.59	5.06%
2027	108,135	102,868	13,609,793	132.30	15,064,868	146.45	4.86%
2028	259,987	244,178	14,682,051	60.13	16,115,940	66.00	11.54%
2029	148,698	109,506	9,905,323	90.45	10,951,298	100.01	5.17%
Thereafter	764,465	601,750	65,546,612	108.93	84,553,670	140.51	28.43%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2020	2,395,806	2,041,664	119,185,316	58.38	119,725,994	58.64	5.24%	[4]
2021	3,213,105	2,882,416	162,589,061	56.41	165,494,313	57.42	7.40%
2022	2,911,860	2,491,478	166,571,218	66.86	168,316,602	67.56	6.39%
2023	2,250,098	1,995,980	140,775,899	70.53	149,657,840	74.98	5.12%
2024	3,712,060	3,359,868	212,135,948	63.14	220,804,704	65.72	8.62%
2025	2,793,441	2,528,227	159,510,715	63.09	174,377,304	68.97	6.49%
2026	3,452,827	2,659,833	211,889,820	79.66	230,915,134	86.82	6.82%
2027	2,148,332	1,901,223	131,542,157	69.19	146,266,621	76.93	4.88%
2028	2,651,837	2,454,199	169,170,846	68.93	191,294,699	77.95	6.30%
2029	2,528,862	2,342,353	158,318,828	67.59	185,982,167	79.40	6.01%
Thereafter	13,975,482	11,683,846	921,768,122	78.89	1,152,212,304	98.62	29.98%
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2020
Lease expirations - Boston region in-service properties [1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	305,199	297,708	16,672,073	56.00	16,913,848	56.81
2021	822,319	764,070	35,620,432	46.62	35,969,897	47.08
2022	901,919	836,940	39,417,358	47.10	40,093,322	47.90
2023	691,857	632,456	36,954,086	58.43	39,286,593	62.12
2024	915,904	886,701	47,012,739	53.02	49,110,622	55.39
2025	1,070,186	1,053,671	58,539,537	55.56	63,496,610	60.26
2026	1,269,257	1,030,198	68,847,160	66.83	77,017,074	74.76
2027	645,041	645,041	36,332,948	56.33	40,198,237	62.32
2028	1,079,209	1,079,209	66,632,950	61.74	72,138,105	66.84
2029	681,361	604,026	29,976,423	49.63	35,084,695	58.08
Thereafter	4,722,798	4,237,885	278,169,039	65.64	348,386,275	82.21

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	62,399	62,399	4,864,249	77.95	4,868,532	78.02
2021	28,293	21,977	2,046,945	93.14	2,063,469	93.89
2022	58,415	58,100	3,998,685	68.82	4,076,564	70.16
2023	76,955	76,955	8,596,482	111.71	8,166,320	106.12
2024	70,982	70,982	4,966,640	69.97	5,021,413	70.74
2025	48,974	48,974	3,914,825	79.94	4,254,260	86.87
2026	20,123	19,258	5,187,512	269.37	5,762,611	299.24
2027	63,536	63,536	10,657,504	167.74	11,722,383	184.50
2028	168,757	167,407	12,130,261	72.46	13,275,540	79.30
2029	110,741	76,346	7,396,073	96.88	8,004,897	104.85
Thereafter	336,964	264,915	11,424,557	43.13	13,202,787	49.84

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	367,598	360,107	21,536,322	59.81	21,782,380	60.49
2021	850,612	786,047	37,667,377	47.92	38,033,366	48.39
2022	960,334	895,040	43,416,043	48.51	44,169,886	49.35
2023	768,812	709,411	45,550,568	64.21	47,452,913	66.89
2024	986,886	957,683	51,979,379	54.28	54,132,035	56.52
2025	1,119,160	1,102,645	62,454,362	56.64	67,750,870	61.44
2026	1,289,380	1,049,456	74,034,672	70.55	82,779,685	78.88
2027	708,577	708,577	46,990,452	66.32	51,920,620	73.27
2028	1,247,966	1,246,616	78,763,211	63.18	85,413,645	68.52
2029	792,102	680,372	37,372,496	54.93	43,089,592	63.33
Thereafter	5,059,762	4,502,800	289,593,596	64.31	361,589,062	80.30
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2020
Quarterly lease expirations - Boston region in-service properties [1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	46,428	46,428	2,201,294	47.41	2,383,994	51.35
Q3 2020	41,174	41,174	2,423,605	58.86	2,423,605	58.86
Q4 2020	217,597	210,106	12,047,174	57.34	12,106,249	57.62
Total 2020	305,199	297,708	16,672,073	56.00	16,913,848	56.81

Q1 2021	224,576	220,246	9,133,916	41.47	9,137,223	41.49
Q2 2021	247,821	247,821	11,261,701	45.44	11,380,865	45.92
Q3 2021	107,227	107,227	4,680,992	43.65	4,774,910	44.53
Q4 2021	242,695	188,776	10,543,824	55.85	10,676,899	56.56
Total 2021	822,319	764,070	35,620,432	46.62	35,969,897	47.08

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	44,942	44,942	3,467,580	77.16	3,467,580	77.16
Q3 2020	15,980	15,980	925,080	57.89	925,080	57.89
Q4 2020	1,477	1,477	471,589	319.29	475,872	322.19
Total 2020	62,399	62,399	4,864,249	77.95	4,868,532	78.02

Q1 2021	4,264	4,264	269,416	63.18	269,416	63.18
Q2 2021	1,725	1,725	248,874	144.28	248,874	144.28
Q3 2021	15,547	9,233	883,594	95.70	889,763	96.37
Q4 2021	6,757	6,755	645,061	95.49	655,415	97.02
Total 2021	28,293	21,977	2,046,945	93.14	2,063,469	93.89

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	91,370	91,370	5,668,874	62.04	5,851,574	64.04
Q3 2020	57,154	57,154	3,348,685	58.59	3,348,685	58.59
Q4 2020	219,074	211,583	12,518,763	59.17	12,582,121	59.47
Total 2020	367,598	360,107	21,536,322	59.81	21,782,380	60.49

Q1 2021	228,840	224,510	9,403,332	41.88	9,406,639	41.90
Q2 2021	249,546	249,546	11,510,575	46.13	11,629,739	46.60
Q3 2021	122,774	116,460	5,564,586	47.78	5,664,673	48.64
Q4 2021	249,452	195,531	11,188,885	57.22	11,332,314	57.96
Total 2021	850,612	786,047	37,667,377	47.92	38,033,366	48.39
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2020
Lease expirations - Los Angeles region in-service properties [1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	355,170	188,719	12,370,039	65.55	12,389,476	65.65
2021	329,467	166,471	11,253,693	67.60	11,780,152	70.76
2022	43,921	22,274	1,373,883	61.68	1,476,993	66.31
2023	163,555	86,354	5,527,087	64.00	6,125,044	70.93
2024	128,688	70,778	4,301,694	60.78	5,053,724	71.40
2025	6,450	3,548	224,411	63.26	319,067	89.94
2026	430,949	237,022	14,961,376	63.12	18,089,384	76.32
2027	13,937	7,665	401,598	52.39	447,130	58.33
2028	262,161	134,409	9,345,565	69.53	12,889,528	95.90
2029	—	—	—	—	—	—
Thereafter	346,204	173,102	11,365,891	65.66	19,274,112	111.35

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	11,663	6,415	250,094	38.99	250,490	39.05
2021	—	—	—	—	—	—
2022	39,888	21,850	1,145,047	52.41	1,193,857	54.64
2023	1,405	703	46,269	65.86	48,314	68.77
2024	4,333	2,283	116,040	50.82	134,265	58.81
2025	6,081	3,345	324,140	96.92	408,155	122.04
2026	5,827	3,205	287,339	89.66	339,285	105.87
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	—	—	—	—	—	—
Thereafter	23,276	11,902	774,491	65.07	1,006,379	84.55
TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	366,833	195,134	12,620,133	64.67	12,639,966	64.78
2021	329,467	166,471	11,253,693	67.60	11,780,152	70.76
2022	83,809	44,124	2,518,930	57.09	2,670,850	60.53
2023	164,960	87,057	5,573,356	64.02	6,173,358	70.91
2024	133,021	73,061	4,417,734	60.47	5,187,989	71.01
2025	12,531	6,893	548,551	79.58	727,222	105.50
2026	436,776	240,227	15,248,715	63.48	18,428,669	76.71
2027	13,937	7,665	401,598	52.39	447,130	58.33
2028	262,161	134,409	9,345,565	69.53	12,889,528	95.90
2029	—	—	—	—	—	—
Thereafter	369,480	185,004	12,140,382	65.62	20,280,491	109.62
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2020
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	3,496	1,923	128,581	66.87	128,581	66.87
Q3 2020	16,483	9,066	568,647	62.73	585,528	64.59
Q4 2020	335,191	177,731	11,672,811	65.68	11,675,367	65.69
Total 2020	355,170	188,719	12,370,039	65.55	12,389,476	65.65

Q1 2021	52,279	27,109	1,558,493	57.49	1,592,200	58.73
Q2 2021	4,964	2,730	127,274	46.62	130,951	47.96
Q3 2021	5,581	3,070	188,005	61.25	200,818	65.42
Q4 2021	266,643	133,563	9,379,920	70.23	9,856,183	73.79
Total 2021	329,467	166,471	11,253,693	67.60	11,780,152	70.76

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	9,367	5,152	152,718	29.64	152,718	29.64
Q3 2020	2,296	1,263	97,375	77.11	97,772	77.42
Q4 2020	—	—	—	—	—	—
Total 2020	11,663	6,415	250,094	38.99	250,490	39.05

Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	12,863	7,075	281,299	39.76	281,299	39.76
Q3 2020	18,779	10,329	666,022	64.48	683,300	66.15
Q4 2020	335,191	177,731	11,672,811	65.68	11,675,367	65.69
Total 2020	366,833	195,134	12,620,133	64.67	12,639,966	64.78

Q1 2021	52,279	27,109	1,558,493	57.49	1,592,200	58.73
Q2 2021	4,964	2,730	127,274	46.62	130,951	47.97
Q3 2021	5,581	3,070	188,005	61.24	200,818	65.41
Q4 2021	266,643	133,563	9,379,920	70.23	9,856,183	73.79
Total 2021	329,467	166,471	11,253,693	67.60	11,780,152	70.76
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2020
Lease expirations - New York region in-service properties [1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	511,786	427,012	26,721,733	62.58	26,813,126	62.79	[4]
2021	331,418	268,925	25,141,381	93.49	25,170,724	93.60
2022	806,712	646,862	60,421,163	93.41	59,035,575	91.26
2023	241,134	194,655	17,778,072	91.33	18,989,563	97.55
2024	1,149,064	972,435	68,997,778	70.95	69,123,004	71.08
2025	578,197	503,787	42,839,807	85.04	44,929,355	89.18
2026	696,709	499,779	42,157,513	84.35	43,908,416	87.86
2027	465,919	382,366	26,614,466	69.60	28,729,978	75.14
2028	260,250	238,204	22,092,420	92.75	23,858,665	100.16
2029	630,080	603,713	61,524,860	101.91	67,424,598	111.68
Thereafter	4,325,673	3,304,766	299,264,876	90.56	366,459,531	110.89

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	1,600	1,600	332,996	208.12	332,996	208.12	[4]
2021	10,925	10,925	1,950,851	178.57	1,950,851	178.57
2022	37,612	32,807	5,348,018	163.01	5,348,018	163.01
2023	8,399	5,039	5,891,696	1,169.13	6,475,130	1,284.90
2024	3,075	3,075	883,613	287.35	1,002,921	326.15
2025	1,872	1,030	362,189	351.78	403,954	392.34
2026	40,723	24,232	10,789,497	445.25	8,299,697	342.50
2027	243	146	21,600	148.15	21,600	148.15
2028	—	—	—	—	—	—
2029	3,135	3,135	662,000	211.16	826,001	263.48
Thereafter	269,783	197,897	46,185,908	233.38	61,940,686	313.00

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	513,386	428,612	27,054,729	63.12	27,146,122	63.33	[4]
2021	342,343	279,850	27,092,232	96.81	27,121,575	96.91
2022	844,324	679,669	65,769,181	96.77	64,383,593	94.73
2023	249,533	199,694	23,669,768	118.53	25,464,693	127.52
2024	1,152,139	975,510	69,881,391	71.64	70,125,925	71.89
2025	580,069	504,817	43,201,996	85.58	45,333,309	89.80
2026	737,432	524,011	52,947,010	101.04	52,208,113	99.63
2027	466,162	382,512	26,636,066	69.63	28,751,578	75.17
2028	260,250	238,204	22,092,420	92.75	23,858,665	100.16
2029	633,215	606,848	62,186,860	102.48	68,250,599	112.47
Thereafter	4,595,456	3,502,663	345,450,784	98.63	428,400,217	122.31
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2020
Quarterly lease expirations - New York region in-service properties [1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	145,835	87,241	11,456,964	131.33	11,456,964	131.33	[4]
Q2 2020	14,116	11,675	687,371	58.87	687,371	58.87
Q3 2020	276,858	276,858	11,671,794	42.16	11,671,794	42.16
Q4 2020	74,977	51,238	2,905,604	56.71	2,996,997	58.49
Total 2020	511,786	427,012	26,721,733	62.58	26,813,126	62.79

Q1 2021	85,849	67,018	4,133,256	61.67	4,177,919	62.34
Q2 2021	28,797	25,375	1,835,617	72.34	1,841,572	72.57
Q3 2021	161,703	121,462	13,747,017	113.18	13,719,122	112.95
Q4 2021	55,069	55,069	5,425,491	98.52	5,432,112	98.64
Total 2021	331,418	268,925	25,141,381	93.49	25,170,724	93.60

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	1,600	1,600	332,996	208.12	332,996	208.12	[4]
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	—	—	—	—	—	—
Total 2020	1,600	1,600	332,996	208.12	332,996	208.12

Q1 2021	715	715	141,517	197.93	141,517	197.93
Q2 2021	—	—	—	—	—	—
Q3 2021	10,210	10,210	1,809,334	177.21	1,809,334	177.21
Q4 2021	—	—	—	—	—	—
Total 2021	10,925	10,925	1,950,851	178.57	1,950,851	178.57

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	147,435	88,841	11,789,960	132.71	11,789,960	132.71	[4]
Q2 2020	14,116	11,675	687,371	58.88	687,371	58.88
Q3 2020	276,858	276,858	11,671,794	42.16	11,671,794	42.16
Q4 2020	74,977	51,238	2,905,604	56.71	2,996,997	58.49
Total 2020	513,386	428,612	27,054,729	63.12	27,146,122	63.33

Q1 2021	86,564	67,733	4,274,773	63.11	4,319,436	63.77
Q2 2021	28,797	25,375	1,835,617	72.34	1,841,572	72.57
Q3 2021	171,913	131,672	15,556,351	118.14	15,528,456	117.93
Q4 2021	55,069	55,069	5,425,491	98.52	5,432,112	98.64
Total 2021	342,343	279,850	27,092,232	96.81	27,121,575	96.91
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2020
Lease expirations - San Francisco region in-service properties [1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	339,551	281,831	18,579,639	65.92	18,592,297	65.97	[4]
2021	880,173	849,903	42,972,943	50.56	43,683,892	51.40
2022	693,687	570,441	39,130,910	68.60	40,720,918	71.38
2023	591,799	538,250	40,413,380	75.08	43,418,020	80.67
2024	662,866	629,116	44,013,979	69.96	46,242,837	73.50
2025	446,458	440,291	33,939,303	77.08	39,486,026	89.68
2026	503,249	420,216	34,092,485	81.13	37,943,732	90.30
2027	367,033	367,033	32,056,358	87.34	36,715,329	100.03
2028	480,059	467,803	39,451,183	84.33	46,213,091	98.79
2029	259,888	241,604	21,866,397	90.51	27,341,442	113.17
Thereafter	1,770,942	1,754,576	160,189,937	91.30	197,574,205	112.61

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	16,351	16,351	957,495	58.56	957,495	58.56	[4]
2021	24,366	24,366	1,637,904	67.22	1,648,788	67.67
2022	38,819	38,819	2,112,896	54.43	2,150,993	55.41
2023	51,072	51,072	3,205,113	62.76	3,301,057	64.64
2024	10,225	10,225	794,339	77.69	857,127	83.83
2025	31,493	31,493	2,271,978	72.14	2,456,219	77.99
2026	25,598	25,598	1,978,266	77.28	2,153,706	84.14
2027	5,056	5,056	365,695	72.33	414,421	81.97
2028	15,811	15,811	1,070,837	67.73	1,195,682	75.62
2029	8,341	8,341	568,524	68.16	685,591	82.20
Thereafter	62,200	60,802	3,626,108	59.64	4,445,496	73.11

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	355,902	298,182	19,537,134	$65.52	19,549,792	65.56	[4]
2021	904,539	874,269	44,610,847	51.03	45,332,680	51.85
2022	732,506	609,260	41,243,806	67.69	42,871,911	70.37
2023	642,871	589,322	43,618,493	74.01	46,719,077	79.28
2024	673,091	639,341	44,808,318	70.09	47,099,964	73.67
2025	477,951	471,784	36,211,281	76.75	41,942,245	88.90
2026	528,847	445,814	36,070,751	80.91	40,097,438	89.94
2027	372,089	372,089	32,422,053	87.14	37,129,750	99.79
2028	495,870	483,614	40,522,020	83.79	47,408,773	98.03
2029	268,229	249,945	22,434,921	89.76	28,027,033	112.13
Thereafter	1,833,142	1,815,378	163,816,045	90.24	202,019,701	111.28
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2020
Lease expirations - San Francisco region in-service properties [1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	16,120	16,120	775,372	48.10	775,372	48.10	[4]
Q2 2020	78,366	72,380	5,089,184	70.31	5,089,184	70.31
Q3 2020	171,568	124,808	8,028,369	64.33	8,039,386	64.41
Q4 2020	73,497	68,524	4,686,715	68.40	4,688,356	68.42
Total 2020	339,551	281,831	18,579,639	65.92	18,592,297	65.97

Q1 2021	395,402	389,546	18,094,322	46.45	18,286,642	46.94
Q2 2021	166,032	158,177	9,324,458	58.95	9,467,797	59.86
Q3 2021	140,232	131,934	6,109,619	46.31	6,259,381	47.44
Q4 2021	178,507	170,248	9,444,544	55.48	9,670,073	56.80
Total 2021	880,173	849,903	42,972,943	50.56	43,683,892	51.40

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	2,482	2,482	140,581	56.64	140,581	56.64	[4]
Q2 2020	3,944	3,944	232,452	58.94	232,452	58.94
Q3 2020	8,137	8,137	448,622	55.13	448,622	55.13
Q4 2020	1,788	1,788	135,840	75.97	135,840	75.97
Total 2020	16,351	16,351	957,495	58.56	957,495	58.56

Q1 2021	1,964	1,964	179,950	91.62	183,819	93.59
Q2 2021	14,833	14,833	908,932	61.28	908,932	61.28
Q3 2021	3,751	3,751	265,655	70.82	270,935	72.23
Q4 2021	3,818	3,818	283,367	74.22	285,102	74.67
Total 2021	24,366	24,366	1,637,904	67.22	1,648,788	67.67

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	18,602	18,602	915,953	49.24	915,953	49.24	[4]
Q2 2020	82,310	76,324	5,321,636	69.72	5,321,636	69.72
Q3 2020	179,705	132,945	8,476,991	63.76	8,488,008	63.85
Q4 2020	75,285	70,312	4,822,555	68.59	4,824,196	68.61
Total 2020	355,902	298,182	19,537,134	65.52	19,549,792	65.56

Q1 2021	397,366	391,510	18,274,272	46.68	18,470,461	47.18
Q2 2021	180,865	173,010	10,233,390	59.15	10,376,729	59.98
Q3 2021	143,983	135,685	6,375,274	46.99	6,530,316	48.13
Q4 2021	182,325	174,066	9,727,911	55.89	9,955,175	57.19
Total 2021	904,539	874,269	44,610,847	51.03	45,332,680	51.85
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2020
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	747,846	716,803	35,462,692	49.47	35,633,428	49.71	[4]
2021	731,345	723,207	38,428,596	53.14	39,656,551	54.83
2022	252,449	228,266	11,340,778	49.68	11,890,455	52.09
2023	334,121	323,816	16,900,553	52.19	18,213,526	56.25
2024	733,371	687,797	38,268,843	55.64	41,311,142	60.06
2025	522,913	361,271	13,803,014	38.21	15,061,005	41.69
2026	424,364	365,504	30,994,804	84.80	34,612,298	94.70
2027	548,267	396,250	22,526,994	56.85	25,111,079	63.37
2028	310,171	290,396	16,966,677	58.43	20,079,370	69.14
2029	808,835	783,504	35,045,825	44.73	45,180,134	57.66
Thereafter	2,045,400	1,611,767	107,231,767	66.53	135,964,511	84.36

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	44,241	42,826	2,974,306	69.45	2,974,306	69.45
2021	54,799	52,572	3,536,316	67.27	3,569,989	67.91
2022	38,438	35,119	2,282,480	64.99	2,329,907	66.34
2023	89,801	86,680	5,463,161	63.03	5,634,273	65.00
2024	33,552	26,476	2,780,283	105.01	2,947,649	111.33
2025	80,817	80,817	3,291,511	40.73	3,562,653	44.08
2026	36,028	34,821	2,593,868	74.49	2,788,931	80.09
2027	39,300	34,130	2,564,994	75.15	2,906,464	85.16
2028	75,419	60,960	1,480,953	24.29	1,644,718	26.98
2029	26,481	21,684	1,278,726	58.97	1,434,809	66.17
Thereafter	72,242	66,234	3,535,548	53.38	3,958,322	59.76

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	792,087	759,629	38,436,998	50.60	38,607,734	50.82	[4]
2021	786,144	775,779	41,964,912	54.09	43,226,540	55.72
2022	290,887	263,385	13,623,258	51.72	14,220,362	53.99
2023	423,922	410,496	22,363,714	54.48	23,847,799	58.10
2024	766,923	714,273	41,049,126	57.47	44,258,791	61.96
2025	603,730	442,088	17,094,525	38.67	18,623,658	42.13
2026	460,392	400,325	33,588,672	83.90	37,401,229	93.43
2027	587,567	430,380	25,091,988	58.30	28,017,543	65.10
2028	385,590	351,356	18,447,630	52.50	21,724,088	61.83
2029	835,316	805,188	36,324,551	45.11	46,614,943	57.89
Thereafter	2,117,642	1,678,001	110,767,315	66.01	139,922,833	83.39
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2020
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]

as of March 31, 2020

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	40,594	40,594	2,518,299	62.04	2,518,299	62.04	[4]
Q2 2020	314,759	312,972	17,665,547	56.44	17,694,715	56.54
Q3 2020	56,615	49,246	2,669,012	54.20	2,680,539	54.43
Q4 2020	335,878	313,992	12,609,833	40.16	12,739,874	40.57
Total 2020	747,846	716,803	35,462,692	49.47	35,633,428	49.71

Q1 2021	116,205	116,205	3,618,502	31.14	3,525,441	30.34
Q2 2021	408,569	403,680	24,433,341	60.53	25,443,239	63.03
Q3 2021	139,329	136,081	8,682,541	63.80	8,921,427	65.56
Q4 2021	67,242	67,242	1,694,212	25.20	1,766,443	26.27
Total 2021	731,345	723,207	38,428,596	53.14	39,656,551	54.83

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	—	—	—	—	—	—
Q2 2020	2,734	2,734	247,360	90.48	247,360	90.48
Q3 2020	15,366	13,951	958,134	68.68	958,134	68.68
Q4 2020	26,141	26,141	1,768,813	67.66	1,768,813	67.66
Total 2020	44,241	42,826	2,974,306	69.45	2,974,306	69.45

Q1 2021	23,743	23,743	1,671,970	70.42	1,682,900	70.88
Q2 2021	17,002	17,002	1,136,417	66.84	1,140,111	67.06
Q3 2021	4,491	4,491	283,951	63.23	284,886	63.43
Q4 2021	9,563	7,336	443,977	60.52	462,092	62.99
Total 2021	54,799	52,572	3,536,316	67.27	3,569,989	67.91

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2020	40,594	40,594	2,518,299	62.04	2,518,299	62.04	[4]
Q2 2020	317,493	315,706	17,912,907	56.74	17,942,075	56.83
Q3 2020	71,981	63,197	3,627,146	57.39	3,638,673	57.58
Q4 2020	362,019	340,133	14,378,646	42.27	14,508,687	42.66
Total 2020	792,087	759,629	38,436,998	50.60	38,607,734	50.82

Q1 2021	139,948	139,948	5,290,472	37.80	5,208,341	37.22
Q2 2021	425,571	420,682	25,569,758	60.78	26,583,350	63.19
Q3 2021	143,820	140,572	8,966,492	63.79	9,206,313	65.49
Q4 2021	76,805	74,578	2,138,189	28.67	2,228,535	29.88
Total 2021	786,144	775,779	41,964,912	54.09	43,226,540	55.72
_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2020
Lease expirations - CBD properties [1,2,3]

as of March 31, 2020

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	221,853	214,362	15,353,702	71.63	15,599,760	72.77
2021	326,412	261,847	16,595,296	63.38	16,701,836	63.78
2022	324,400	259,106	17,836,624	68.84	18,095,660	69.84
2023	494,838	435,437	33,951,069	77.97	35,160,436	80.75
2024	454,266	425,063	28,198,601	66.34	29,226,813	68.76
2025	340,497	323,982	24,693,178	76.22	26,592,564	82.08
2026	1,072,733	832,809	62,888,132	75.51	69,227,107	83.12
2027	378,086	378,086	32,877,354	86.96	35,873,502	94.88
2028	1,044,148	1,042,798	69,664,636	66.81	75,313,883	72.22
2029	501,530	389,800	26,508,450	68.01	30,094,430	77.20
Thereafter	4,415,123	3,915,645	263,244,831	67.23	329,760,211	84.22

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	366,833	195,134	12,620,132	64.67	12,639,966	64.78
2021	329,467	166,471	11,253,693	67.60	11,780,152	70.76
2022	83,809	44,124	2,518,930	57.09	2,670,850	60.53
2023	164,960	87,057	5,573,356	64.02	6,173,358	70.91
2024	133,021	73,062	4,417,735	60.47	5,187,989	71.01
2025	12,531	6,892	548,550	79.59	727,222	105.52
2026	436,776	240,227	15,248,715	63.48	18,428,669	76.71
2027	13,937	7,665	401,598	52.39	447,130	58.33
2028	262,161	134,409	9,345,565	69.53	12,889,528	95.90
2029	—	—	—	—	—	—
Thereafter	369,480	185,004	12,140,382	65.62	20,280,491	109.62

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	243,669	158,895	16,964,137	106.76	17,051,181	107.31	[4]
2021	273,913	211,420	24,768,785	117.15	24,812,307	117.36
2022	732,865	568,210	61,586,090	108.39	60,141,799	105.84
2023	196,242	146,404	21,746,792	148.54	23,463,371	160.26
2024	666,351	489,722	51,581,516	105.33	51,357,031	104.87
2025	375,300	300,048	35,215,967	117.37	36,895,314	122.96
2026	522,508	309,087	44,148,845	142.84	42,790,305	138.44
2027	248,521	164,871	18,872,443	114.47	20,305,862	123.16
2028	216,656	194,610	20,443,958	105.05	22,035,827	113.23
2029	586,449	560,082	60,470,666	107.97	66,323,958	118.42
Thereafter	4,374,849	3,282,056	337,107,582	102.71	418,877,447	127.63

Q1 2020
Lease expirations - CBD properties (continued) [1,2,3]

as of March 31, 2020

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	208,752	208,752	15,529,367	74.39	15,540,384	74.44	[4]
2021	380,293	380,293	27,687,043	72.80	28,051,506	73.76
2022	429,856	429,856	31,659,314	73.65	32,848,846	76.42
2023	394,094	394,094	30,970,963	78.59	33,026,125	83.80
2024	553,063	553,063	39,803,116	71.97	41,425,851	74.90
2025	295,313	295,313	24,042,574	81.41	27,340,488	92.58
2026	362,781	362,781	29,567,784	81.50	32,686,015	90.10
2027	339,829	339,829	30,108,429	88.60	34,348,935	101.08
2028	471,358	471,358	39,933,328	84.72	46,642,333	98.95
2029	231,661	231,661	21,619,320	93.32	26,970,310	116.42
Thereafter	1,797,612	1,797,612	163,016,241	90.68	200,925,036	111.77

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	128,270	95,812	5,962,043	62.23	6,003,369	62.66	[4]
2021	368,650	358,285	24,732,516	69.03	25,841,693	72.13
2022	116,556	89,054	6,257,889	70.27	6,514,948	73.16
2023	51,216	37,790	2,676,952	70.84	2,967,005	78.51
2024	213,162	189,682	14,049,005	74.07	15,211,352	80.19
2025	154,572	56,545	3,385,254	59.87	3,675,523	65.00
2026	337,051	276,984	26,607,144	96.06	29,667,514	107.11
2027	219,914	78,430	6,127,584	78.13	6,905,445	88.05
2028	159,015	124,780	8,787,294	70.42	10,329,776	82.78
2029	58,232	28,104	2,020,973	71.91	2,454,219	87.33
Thereafter	1,435,766	996,125	76,521,925	76.82	94,117,743	94.48

_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2020
Lease expirations - Suburban properties [1,2,3]

as of March 31, 2020

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	145,745	145,745	6,182,620	42.42	6,182,620	42.42
2021	524,200	524,200	21,072,082	40.20	21,331,530	40.69
2022	635,934	635,934	25,579,420	40.22	26,074,227	41.00
2023	273,974	273,974	11,599,499	42.34	12,292,478	44.87
2024	532,620	532,620	23,780,779	44.65	24,905,222	46.76
2025	778,663	778,663	37,761,184	48.49	41,158,306	52.86
2026	216,647	216,647	11,146,541	51.45	13,552,578	62.56
2027	330,491	330,491	14,113,097	42.70	16,047,119	48.56
2028	203,818	203,818	9,098,574	44.64	10,099,763	49.55
2029	290,572	290,572	10,864,046	37.39	12,995,162	44.72
Thereafter	644,639	587,155	26,348,764	44.88	31,828,851	54.21

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	269,717	269,717	10,090,592	37.41	10,094,940	37.43
2021	68,430	68,430	2,323,448	33.95	2,309,269	33.75
2022	111,459	111,459	4,183,091	37.53	4,241,793	38.06
2023	53,291	53,291	1,922,976	36.08	2,001,321	37.55
2024	485,788	485,788	18,299,875	37.67	18,768,894	38.64
2025	204,769	204,769	7,986,029	39.00	8,437,996	41.21
2026	214,924	214,924	8,798,165	40.94	9,417,808	43.82
2027	217,641	217,641	7,763,622	35.67	8,445,716	38.81
2028	43,594	43,594	1,648,461	37.81	1,822,838	41.81
2029	46,766	46,766	1,716,193	36.70	1,926,640	41.20
Thereafter	220,607	220,607	8,343,203	37.82	9,522,771	43.17

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	147,150	89,430	4,007,767	44.81	4,009,408	44.83	[4]
2021	524,246	493,976	16,923,804	34.26	17,281,173	34.98
2022	302,650	179,404	9,584,492	53.42	10,023,065	55.87
2023	248,777	195,228	12,647,531	64.78	13,692,952	70.14
2024	120,028	86,278	5,005,202	58.01	5,674,113	65.77
2025	182,638	176,471	12,168,707	68.96	14,601,758	82.74
2026	166,066	83,033	6,502,967	78.32	7,411,423	89.26
2027	32,260	32,260	2,313,624	71.72	2,780,815	86.20
2028	24,512	12,256	588,692	48.03	766,440	62.54
2029	36,568	18,284	815,601	44.61	1,056,723	57.79
Thereafter	35,530	17,765	799,805	45.02	1,094,665	61.62

Q1 2020
Lease expirations - Suburban properties (continued) [1,2,3]

as of March 31, 2020

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2020	663,817	663,817	32,474,955	48.92	32,604,364	49.12	[4]
2021	417,494	417,494	17,232,396	41.28	17,384,847	41.64
2022	174,331	174,331	7,365,369	42.25	7,705,413	44.20
2023	372,706	372,706	19,686,761	52.82	20,880,794	56.02
2024	553,761	524,591	27,000,121	51.47	29,047,439	55.37
2025	449,158	385,544	13,709,271	35.56	14,948,135	38.77
2026	123,341	123,341	6,981,528	56.60	7,733,715	62.70
2027	367,653	351,951	18,964,405	53.88	21,112,099	59.99
2028	226,575	226,575	9,660,336	42.64	11,394,312	50.29
2029	777,084	777,084	34,303,578	44.14	44,160,724	56.83
Thereafter	681,876	681,876	34,245,390	50.22	45,805,090	67.18

_____________

[1]	For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2020
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed above do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citigroup Global Markets	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa / Jason Green	212.446.9462
Goldman Sachs & Company, Inc.	Richard Skidmore	801.741.5459
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Jonathan Petersen	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Zachary Silverberg/Omotayo Okusanya	212.205.7855
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Michael Wong	312.384.5404
Piper Sandler Companies	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
RBC Capital Markets	Mike Carroll	440.715.2649
RW Baird	David Rodgers	216.737.7341
Scotia Capital Inc.	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Stifel, Nicolaus & Company	John Guinee / Aaron Wolf	443.224.1307 / 443.224.1206
SunTrust Robinson Humphrey	Michael Lewis	212.319.5659
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q1 2020
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations, income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) on and after February 9, 2019, which was the end of the performance period for 2016 MYLTIP Units and and thus the date earned, common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units and (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units plus (z) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2018, 2019 and 2020 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q1 2020
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q1 2020
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q1 2020
Definitions (continued)
Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 19 - 22 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q1 2020
Reconciliations

(unaudited and in thousands)
BXP’s Share of select items

	Three Months Ended
	31-Mar-20	31-Dec-19
Revenue	$752,556	$757,501
Partners’ share of revenue from consolidated joint ventures (JVs)	(77,577)	(75,000)
BXP’s share of revenue from unconsolidated JVs	45,408	40,146
BXP’s Share of revenue	$720,387	$722,647

Straight-line rent	$31,430	$40,460
Partners’ share of straight-line rent from consolidated JVs	(4,971)	(3,431)
BXP’s share of straight-line rent from unconsolidated JVs	4,803	6,472
BXP’s Share of straight-line rent	$31,262	$43,501

Fair value lease revenue [1]	$2,991	$2,965
Partners’ share of fair value lease revenue from consolidated JVs [1]	(628)	(633)
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	826	966
BXP’s Share of fair value lease revenue [2]	$3,189	$3,298

Lease termination income	$2,399	$1,397
Partners’ share of termination income from consolidated JVs	(238)	—
BXP’s share of termination income from unconsolidated JVs	—	—
BXP’s Share of termination income	$2,161	$1,397

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Hedge amortization	$1,579	$1,579
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,435	$1,435

Straight-line ground rent expense adjustment	$976	$1,016
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	41	40
BXP’s Share of straight-line ground rent expense adjustment	$1,017	$1,056

Depreciation and amortization	$171,094	$169,897
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,627)	(18,116)
BXP’s share of depreciation and amortization from unconsolidated JVs	18,332	14,458
BXP’s Share of depreciation and amortization	$171,799	$166,239

Lease transaction costs that qualify as rent inducements [2]	$2,399	$2,170
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(226)	(168)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	1,850	7,401
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$4,023	$9,403

2nd generation tenant improvements and leasing commissions	$70,386	$91,627
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(21,113)	(5,609)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	670	23
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$49,943	$86,041

Q1 2020
Reconciliations (continued)

BXP’s Share of select items (continued)

	Three Months Ended
	31-Mar-20	31-Dec-19
Maintenance capital expenditures [3]	$20,051	$25,818
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(126)	(998)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	319	637
BXP’s Share of maintenance capital expenditures [3]	$20,244	$25,457

Interest expense	$101,591	$102,880
Partners’ share of interest expense from consolidated JVs	(10,776)	(10,902)
BXP’s share of interest expense from unconsolidated JVs	10,923	10,774
BXP’s Share of interest expense	$101,738	$102,752

Capitalized interest	$14,149	$13,658
Partners’ share of capitalized interest from consolidated JVs	(1,284)	(1,264)
BXP’s share of capitalized interest from unconsolidated JVs	2,339	2,620
BXP’s Share of capitalized interest	$15,204	$15,014

Amortization of financing costs	$3,279	$3,300
Partners’ share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	452	423
BXP’s Share of amortization of financing costs	$3,349	$3,341

_____________

[1]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[3]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2020
Reconciliations (continued)

for the three months ended March 31, 2020
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$69,133	$96,613	$165,746
Straight-line rent	6,927	4,888	11,815
Fair value lease revenue	1,448	109	1,557
Termination income	474	106	580
Total lease revenue	77,982	101,716	179,698
Parking and other	2	1,357	1,359
Total rental revenue [2]	77,984	103,073	181,057
Expenses
Operating	30,700	35,716	66,416
Net Operating Income (NOI)	47,284	67,357	114,641

Other income (expense)
Interest and other income	341	385	726
Interest expense	(21,175)	(5,130)	(26,305)
Depreciation and amortization expense	(19,799)	(20,613)	(40,412)
General and administrative expense	(21)	(81)	(102)
Total other income (expense)	(40,654)	(25,439)	(66,093)
Net income	$6,630	$41,918	$48,548

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$18,236	$29,425	$47,661
BXP’s share of NOI (after income allocation to private REIT shareholders)	$29,048	$37,932	$66,980
Unearned portion of capitalized fees [4]	$(178)	$234	$56

Partners’ share of select items [3]
Partners’ share hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$36	$382
Partners’ share of depreciation and amortization related to capitalized fees	$345	$298	$643
Partners’ share of capitalized interest	$—	$1,284	$1,284
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$226	$226
Partners’ share of management and other fees	$678	$886	$1,564
Partners’ share of basis differential and other adjustments	$(29)	$(147)	$(176)

Reconciliation of Partners’ share of EBITDAre [3]
Partners’ NCI	$1,660	$17,826	$19,486
Add:
Partners’ share of interest expense after BXP’s basis differential	8,467	2,309	10,776
Partners’ share of depreciation and amortization expense after BXP’s basis differential	8,236	9,391	17,627
Partners’ share of EBITDAre	$18,363	$29,526	$47,889

Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]
Rental revenue [2]	$31,194	$46,383	$77,577
Less: Termination income	190	48	238
Rental revenue (excluding termination income) [2]	31,004	46,335	77,339
Less: Operating expenses (including partners’ share of management and other fees)	12,958	16,958	29,916
Income allocation to private REIT shareholders	—	—	—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,046	$29,377	$47,423

Rental revenue (excluding termination income) [2]	$31,004	$46,335	$77,339
Less: Straight-line rent	2,771	2,200	4,971
Fair value lease revenue	579	49	628
Add: Lease transaction costs that qualify as rent inducements	—	226	226
Subtotal	27,654	44,312	71,966
Less: Operating expenses (including partners’ share of management and other fees)	12,958	16,958	29,916
Income allocation to private REIT shareholders	—	—	—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$14,696	$27,354	$42,050

Q1 2020
Reconciliations (continued)

for the three months ended March 31, 2020
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of Revenue [3]	(The GM Building)	Atlantic Wharf Office	Joint Ventures

Rental revenue [2]	$31,194	$46,383	$77,577
Add: Development and management services revenue	—	—	—
Revenue	$31,194	$46,383	$77,577

_________

[1]	Lease revenue includes recoveries from tenants and service income from tenants.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]	Amounts represent the partners’ share based on their respective ownership percentage.

[4]	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Q1 2020
Reconciliations (continued)

for the three months ended March 31, 2020
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES

	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons [2]	Other Joint Ventures [3]		Total Unconsolidated Joint Ventures
Revenue
Lease [4]	$5,281	$4,360	$6,187		$1,938	$4,334	$19,113		$15,409	$7,550	$8,467	$2,058		$74,697
Straight-line rent	397	2,086	270		52	(19)	984		1,254	1,359	406	2,874		9,663
Fair value lease revenue							9		908		40	—		957
Termination income	—	—	—		—	—	—		—	—	—	—		—
Total lease revenue	5,678	6,446	6,457		1,990	4,315	20,106		17,571	8,909	8,913	4,932		85,317
Parking and other	209	480	330		—	123	2,767		2,177	95	1	1,137		7,319
Total rental revenue [5]	5,887	6,926	6,787		1,990	4,438	22,873		19,748	9,004	8,914	6,069		92,636
Expenses
Operating	2,484	3,325	3,112		756	1,806	6,251		7,497	3,797	3,066	3,043	[6]	35,137
Net operating income	3,403	3,601	3,675		1,234	2,632	16,622		12,251	5,207	5,848	3,026		57,499

Other income/(expense)
Development and management services revenue	—	—	—		(1)	—	—		—	—	6	—		5
Interest and other income	56	—	98		51	18	172		1	49	—	117		562
Interest expense	(1,424)	(1,653)	(2,072)		(473)	(1,116)	(4,979)		(6,972)	(2,655)	—	(1,239)		(22,583)
Depreciation and amortization expense	(1,139)	(1,776)	(1,410)		(663)	(872)	(5,188)		(8,969)	(3,537)	(5,737)	(2,744)		(32,035)
General and administrative expense	—	(14)	—		—	—	(26)		(152)	(56)	(14)	(2)		(264)
Total other income/(expense)	(2,507)	(3,443)	(3,384)		(1,086)	(1,970)	(10,021)		(16,092)	(6,199)	(5,745)	(3,868)		(54,315)
Net income/(loss)	$896	$158	$291		$148	$662	$6,601		$(3,841)	$(992)	$103	$(842)		$3,184

BXP’s economic ownership percentage	50%	20%	25%		50%	30%	50%		55%	50%	55%

BXP’s share of amortization of financing costs	$10	$5	$22	[7]	$8	$4	$13		$72	$166	$—	$152		$452
BXP’s share of capitalized interest	$—	$126	$—	[7]	$—	$—	$—		$—	$713	$—	$1,500		$2,339
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	[7]	$—	$—	$—		$—	$—	$—	$—		$—

Income/(loss) from unconsolidated joint ventures	$402	$35	$47	[7]	$70	$201	$2,288		$(2,108)	$(515)	$(451)	$(338)		$(369)
Add:
BXP’s share of interest expense	712	331	1,036	[7]	237	335	2,490		3,835	1,328	—	619		10,923
BXP’s share of depreciation and amortization expense	615	352	803	[7]	335	259	4,488	[8]	4,928	1,788	3,606	1,158		18,332
BXP’s share of EBITDAre	$1,729	$718	$1,886	[7]	$642	$795	$9,266		$6,655	$2,601	$3,155	$1,439		$28,886

Q1 2020
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	The Hub on Causeway	Gateway Commons [2]	Other Joint Ventures [3]	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [5]	$2,944	$1,385	$3,394	[7]	$995	$1,331	$12,318	[8]	$10,861	$4,502	$4,853	$2,823	$45,406
BXP’s share of operating expenses	1,242	665	1,556	[7]	378	542	3,126		4,123	1,899	1,694	1,423	16,648
BXP’s share of net operating income/(loss)	1,702	720	1,838	[7]	617	789	9,192		6,738	2,603	3,159	1,400	28,758
Less:
BXP’s share of termination income	—	—	—	[7]	—	—	—		—	—	—	—	—
BXP’s share of net operating income/(loss) (excluding termination income)	1,702	720	1,838	[7]	617	789	9,192		6,738	2,603	3,159	1,400	28,758
Less:
BXP’s share of straight-line rent	199	417	135	[7]	26	(6)	936	[8]	690	680	289	1,437	4,803
BXP’s share of fair value lease revenue	—	—	—	[7]	—	—	442	[8]	499	—	(115)	—	826
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—	—	[7]	—	—	—		—	—	—	41	41
BXP’s share of lease transaction costs that qualify as rent inducements	—	21	—	[7]	—	—	524		37	261	(227)	1,234	1,850
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$1,503	$324	$1,703	[7]	$591	$795	$8,338	[8]	$5,586	$2,184	$2,758	$1,238	$25,020

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [5]	$2,944	$1,385	$3,394	[7]	$995	$1,331	$12,318	[8]	$10,861	$4,502	$4,853	$2,823	$45,406
Add:
BXP’s share of development and management services revenue	—	—	—	[7]	(1)	—	—		—	—	3	—	2
BXP’s share of revenue	$2,944	$1,385	$3,394	[7]	$994	$1,331	$12,318	[8]	$10,861	$4,502	$4,856	$2,823	$45,408
_____________

[1]	Annapolis Junction includes three in-service properties and two undeveloped land parcels.

[2]	For additional detail see, page 11.

[3]	Includes 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility, 3 Hudson Boulevard, 540 Madison Avenue and Platform 16.

[4]	Lease revenue includes recoveries from tenants and service income from tenants.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[6]	Includes approximately $80 of straight-line ground rent expense.

[7]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[8]	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q1 2020
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
31-Mar-19
Revenue
Lease	$679,251
Parking and other	24,906
Hotel revenue	8,938
Development and management services	9,277
Direct reimbursements of payroll and related costs from management services contracts	3,395
Total revenue	725,767
Expenses
Operating	127,857
Real estate taxes	129,660
Demolition costs	—
Hotel	7,863
General and administrative	41,762
Payroll and related costs from management services contracts	3,395
Transaction costs	460
Depreciation and amortization	164,594
Total expenses	475,591
Other income (expense)
Income from unconsolidated joint ventures	213
Losses on sales of real estate	(905)
Gains from investments in securities	2,969
Interest and other income	3,753
Impairment losses	(24,038)
Interest expense	(101,009)
Net income	131,159
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,830)
Noncontrolling interest - common units of the Operating Partnership	(11,599)
Net income attributable to Boston Properties, Inc.	100,730
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$98,105

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.63
Net income attributable to Boston Properties, Inc. per share - diluted	$0.63